UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Landauer, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 12, 2016

Dear Landauer Stockholder:

On behalf of Landauer, Inc. (the “Company”), we are pleased to invite the stockholders of the Company to attend the Annual Meeting of Stockholders of Landauer, Inc., to be held on February 18, 2016, at 10:00 a.m., local time, at 8755 West Higgins Road, Chicago, Illinois.

Fiscal 2015 was a challenging year for the Company. Under David E. Meador’s leadership as Chairman of the Audit Committee, we worked aggressively to remediate all material control weaknesses identified in the Company’s 2014 Annual Report on Form 10-K. In addition, the Company replaced its financial leadership team by appointing a new Chief Financial Officer and a new Chief Accounting Officer in April 2015. More detail about the Company’s remediation efforts can be found in the Audit Committee Report in the Proxy Statement that this letter accompanies.

Under the leadership of Michael T. Leatherman and Michael P. Kaminski, we maintained focus on critical strategic initiatives and developed our long-term strategy during fiscal 2015. Our core strategy focuses on recurring revenue initiatives of higher margin products and services. We continued to make progress on our growth initiatives, including our next generation digital dosimeter platform, Verifii™ and are well positioned to meet the emerging needs for a broader radiation management solution. We are seeing strong demand for our solutions following the Joint Commission’s new Diagnostic Imaging requirements that became effective for hospitals and ambulatory care centers on July 1, 2015 and we believe this trend will continue to drive further growth opportunities and long-term value for stockholders.

To prepare the organization to fully execute our strategy, the Company made additional changes in its leadership. Effective October 1, 2015, Michael T. Leatherman stepped down as the Company’s President and Chief Executive Officer and was appointed to the new position of Executive Chairman of the Board. At the same time, Robert J. Cronin was appointed to the new position of Lead Director of the Board of Directors. With the resignation of Mr. Leatherman as President and Chief Executive Officer, the Board of Directors appointed Michael P. Kaminski as the Company’s new President and Chief Executive Officer. In addition, Jeffrey A. Bailey was appointed to the Board in April 2015. Mr. Bailey’s experience in the pharmaceutical industry and knowledge of the opportunities created by the new requirements of the Joint Commission will be beneficial as we execute our long-term strategy. More detail about all of these changes can be found in the Proxy Statement that this letter accompanies.

We have continued to improve corporate governance at the Company during fiscal 2015. We declassified the Board of Directors and adopted majority voting for directors in uncontested elections at the 2015 Annual Meeting. In addition, we modified our compensation design for long-term incentive awards by adding a Return on Invested Capital metric that further aligns management’s incentives with stockholder interests.

Your vote at the Annual Meeting is very important. Whether or not you plan to attend the meeting, we urge you to vote either via the Internet, by telephone or by signing and returning a proxy card. Please vote as soon as possible so that your shares will be represented.

Thank you for your continued support of Landauer.

Sincerely,

Michael T. Leatherman

Executive Chairman of the Board of Directors

Michael P. Kaminski

President and Chief Executive Officer

STOCKHOLDER PROPOSALS

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	48
APPROVAL OF THE 2016 LANDAUER, INC. INCENTIVE COMPENSATION PLAN	49
STOCKHOLDER PROPOSALS	56
MISCELLANEOUS	57

EXHIBIT A – LANDAUER, INC. 2016 INCENTIVE COMPENSATION PLAN	A-1

LANDAUER, INC.

2 SCIENCE ROAD,

GLENWOOD, ILLINOIS 60425-1586

TELEPHONE (708) 755-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Annual Meeting of Stockholders of Landauer, Inc. will be held at 8755 West Higgins Road, Chicago, Illinois, at 10:00 a.m., local time, on Thursday, February 18, 2016 for the following purposes:

1.	To re-elect the four directors identified in this Proxy Statement to hold office for a term of one year each.

2.	To vote on a proposal to ratify the appointment of BDO USA, LLP, as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2016.

3.	To hold a non-binding advisory vote to approve executive compensation.

4.	To vote on a proposal to approve the 2016 Landauer, Inc. Incentive Compensation Plan.

5.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on December 31, 2015 are entitled to notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY STRONGLY URGES YOU TO VOTE VIA THE INTERNET, TELEPHONE, OR COMPLETING AND RETURNING A PROXY CARD BY MAIL. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

DANIEL J. FUJII

Vice President, Chief Financial Officer and Secretary

January 12, 2016

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

VIA THE INTERNET Visit the web site listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope

BY TELEPHONE Call the telephone number on your proxy card	IN PERSON Attend the Annual Meeting in Chicago, Illinois

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on February 18, 2016. Our Proxy Statement and the Landauer, Inc. 2015 Annual Report on Form 10-K are available online at www.proxyvote.com or at our investor relations website.

Proxies and Voting Information	PROXY STATEMENT

PROXY STATEMENT SUMMARY

ANNUAL MEETING INFORMATION

We are providing this Proxy Statement to you in connection with the solicitation of proxies by the Board of Directors of Landauer, Inc. for the Annual Meeting of Stockholders and for any adjournment or postponement of the meeting (the “Annual Meeting”). We expect to begin mailing our proxy materials on or about January 12, 2016.

Time and Place: We are holding the Annual Meeting at 10:00 a.m. Central Standard Time on Thursday, February 18, 2016, at Landauer Inc., 8755 West Higgins Road, Chicago, Illinois.

Attendance Requirements: You may attend the Annual Meeting and vote in person even if you have returned a proxy in writing, by telephone or through the Internet.

Street-Name Holders: If you hold shares in a bank or brokerage account (known as shares held in “street name”), you must obtain a valid “legal proxy,” executed in your favor from the holder of record, if you wish to vote these shares at the meeting.

Matters for Stockholder Voting

At this year’s Annual Meeting, we are asking our stockholders to vote on the following matters:

	Proposal	Board Recommendation	Rationale for Board Recommendation
1.	Election of Directors Jeffrey A. Bailey Michael P. Kaminski Michael T. Leatherman David E. Meador		• Broad mix of backgrounds with operating, financial & governance experience
2.	Ratification of Auditor Ratification of appointment of BDO USA, LLP		• Independent, with limited ancillary services
3.	Say-on-pay Advisory vote to approve the compensation for named executive officers		• Strong linkage of pay for performance • Balanced compensation program aligning interests with stockholders
4.	Approval of the 2016 Landauer, Inc. Incentive Compensation Plan		• Support executive retention and encourage executive stock ownership • Further align the interests of management and stockholders

1

PROXY STATEMENT	Information Concerning the Proxy Solicitation

APPROXIMATE DATE OF NOTICE: JANUARY 12, 2016

INFORMATION CONCERNING THE PROXY SOLICITATION

This proxy is solicited by the Board of Directors of Landauer, Inc. (the “Company”, “we”, “our”, “us” or “Landauer”) on behalf of the Company for use at its Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, February 18, 2016 at 8755 West Higgins Road, Chicago, Illinois, at 10:00 a.m., local time, or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Corporate Secretary of Landauer, by submission of a later dated proxy or by voting in person at the meeting. The costs of solicitation will be paid by Landauer. Solicitations may be made by the officers and employees of Landauer personally or by telephone.

On or around January 12, 2016, the Company will mail to its stockholders, other than those who previously requested electronic or paper delivery, proxy materials including the Proxy Statement and 2015 Annual Report on Form 10-K. The proxy card included with the materials instructs you as to how you may vote your proxy on the Internet or by telephone.

The rules of the U.S. Securities and Exchange Commission (the “SEC”) permit the Company to deliver a single set of Annual Meeting materials to one address shared by two or more of the Company’s stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, Landauer has delivered only one set of Annual Meeting materials to multiple stockholders who share an address, unless the Company received contrary instructions from the impacted stockholders prior to the mailing date. Landauer agrees to deliver promptly, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Annual Meeting materials, contact Broadridge, Householding Department, at 51 Mercedes Way, Edgewood, NY 11717, or by telephone at 800-542-1061. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Annual Meeting materials for your household, please contact Broadridge at the above phone number or address.

On December 31, 2015, Landauer had outstanding 9,581,743 shares of Common Stock, which is its only class of voting stock, held of record by 232 holders. Only stockholders of record at the close of business on December 31, 2015 will be entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date.

The shares represented by every proxy received will be voted, and where a choice has been specified, the shares will be voted in accordance with the specification so made. If no choice has been specified on the proxy that has been signed and returned, the shares will be voted FOR the election of the nominees as directors, FOR the ratification of the appointment of BDO USA, LLP (“BDO”), as the independent registered public accounting firm, FOR the approval of our compensation for named executive officers and FOR the approval of the 2016 Landauer, Inc. Incentive Compensation Plan.

The proxy also gives authority to the proxies to vote the shares at their discretion on any other matter presented at the meeting. If a proxy indicates that all or a portion of the shares represented by such proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other proposals and will count for the purpose of determining the presence of a quorum. An abstention with respect to a proposal has the effect of a vote against a proposal, other than with respect to the proposal to elect directors. Abstentions will have no effect on the proposal to elect directors.

“Broker non-votes” are counted toward the quorum requirement but they do not affect the determination of whether a matter is approved. A broker non-vote occurs when a broker cannot vote on a matter because the broker has not received instructions from the beneficial owner and lacks discretionary voting authority with respect to that matter. It is expected that brokers will lack discretionary voting authority with respect to the election of nominees as directors, the approval of our compensation program for named executive officers and the proposal relating to the approval of the 2016 Landauer, Inc. Incentive Compensation Plan, but will not lack discretionary voting authority with respect to the proposal regarding ratification of the independent registered public accounting firm at the Annual Meeting.

2

Beneficial Ownership of Common Stock	PROXY STATEMENT

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of December 31, 2015 concerning beneficial ownership of Common Stock by each person known by Landauer to own beneficially more than 5% of the outstanding shares of Common Stock, each director, each director nominee, each executive officer named under the caption “Executive Compensation” and all directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares held in their names, subject to community property laws, if applicable. Percentage ownership is based on an aggregate 9,581,743 shares of Common Stock outstanding on December 31, 2015. Unless otherwise noted, the address of each beneficial owner is c/o Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425-1586.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Royce & Associates, LLC(1)	1,060,400	11.1%
BlackRock, Inc.(2)	1,040,165	10.9%
The Vanguard Group, Inc.(3)	673,391	7.0%
RidgeWorth Capital Management LLC as Parent Company for Ceredex Value Advisors LLC(4)	641,851	6.7%
R. Craig Yoder	36,625	*
Robert J. Cronin	26,950	*
Thomas M. White	16,376	*
Stephen C. Mitchell	15,775	*
William G. Dempsey	13,800	*
David E. Meador	13,721	*
Michael T. Leatherman	12,789	*
Michael P. Kaminski	7,434	*
Michael R. Kennedy	6,049	*
G. Douglas King	5,957	*
Daniel J. Fujii	4,459	*
Jeffrey A. Bailey	2,724	*
Mark A. Zorko	2,000	*
All directors and executive officers as a group (13 persons)	164,659	1.7%

*	Less than one percent.

(1)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on January 13, 2015. This stockholder’s address is 745 Fifth Avenue, New York, NY 10151.

(2)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on July 10, 2015. This stockholder’s address is 55 East 52nd Street, New York, NY 10055.

(3)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 10, 2015. Includes 13,150 shares for which Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner, as a result of serving as investment manager of collective trust accounts. VFTC directs the voting of these shares. This stockholder’s address is 100 Vanguard Boulevard, Malvern, PA 19355.

(4)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2015. This stockholder’s address is 3333 Piedmont Road NE, Suite 1500, Atlanta, GA 30305.

3

PROXY STATEMENT	Beneficial Ownership of Common Stock

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Landauer’s officers and directors and persons who beneficially own more than ten percent of Landauer’s Common Stock (“Reporting Persons”) to file reports of beneficial ownership and changes in such ownership with the SEC. Reporting Persons are required by SEC regulation to furnish Landauer with copies of all Section 16(a) reports they file and Landauer is required to post such reports on its website, http://www.landauer.com.

Based solely on a review of the Forms 3, 4 and 5 filings received from, or filed by Landauer on behalf of, Reporting Persons since the beginning of fiscal 2015, the Company believes that all Section 16(a) filing requirements were met during fiscal 2015.

4

Election of Directors	PROXY STATEMENT

ELECTION OF DIRECTORS

In December 2014, Landauer’s Board of Directors approved an amendment to the Company’s by-laws to change the election of directors to the Board in uncontested elections from plurality to majority voting. Only directors that receive a majority of the votes cast “FOR” their election will be elected. Abstentions and broker non-votes with respect to the election of directors will not affect the outcome of the election of directors. In the event that an incumbent director is not re-elected, the Company’s Governance and Nominating Standards require that director to tender his or her resignation for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee will recommend to the Board of Directors whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the resignation and publicly disclose its decision regarding the resignation and the rationale behind the decision within 90 days following certification of the election results.

At the Annual Meeting of Stockholders of the Company held on March 6, 2015, the Company’s stockholders approved an amendment to the Certificate of Incorporation of the Company to declassify the Board of Directors. The terms of four of the eight current directors expire at the Annual Meeting. These directors, Jeffrey A. Bailey, Michael P. Kaminski, Michael T. Leatherman and David E. Meador, are Landauer’s nominees for re-election to a one-year term each.

Effective April 15, 2015, the Board of Directors appointed Jeffrey A. Bailey as an independent director of the Board, increasing the size of the Board to seven individuals. Mr. Bailey was recommended as a nominee by an outside search firm, which had been retained by the Governance and Nominating Committee to assist it in identifying possible director candidates. On August 25, 2015, the Board of Directors appointed Michael P. Kaminski as the Company’s President and Chief Executive Officer, and as a member of the Board of Directors, with both appointments effective on October 1, 2015. In connection with the appointment of Mr. Kaminski as a member of the Board of Directors, the Board approved the increase in the size of the Board from seven to eight effective October 1, 2015.

Landauer’s by-laws provide that nominations for directorships by stockholders only may be made pursuant to written notice received at the Company’s principal office not less than 90, and not more than 120, calendar days prior to the first anniversary of the preceding year’s annual meeting. No such nominations were received for the meeting as of this year’s deadline.

Proxies may not be voted for a greater number of persons than the four named nominees. If a nominee should become unavailable for election, the persons voting the accompanying proxy may at their discretion vote for a substitute.

Election of Directors

The Board of Directors recommends a vote FOR the election of Mr. Bailey, Mr. Kaminski, Mr. Leatherman and Mr. Meador as directors of Landauer.

Certain information as to the four nominees for re-election at the Annual Meeting and each other person whose term of office as a director will continue after the meeting is set forth below. Certain individual qualifications, experiences and skills of the directors that contribute to the Board of Directors’ effectiveness as a whole are also described below.

5

PROXY STATEMENT	Election of Directors

DIRECTOR NOMINEES:

Jeffrey A. Bailey, age 53, has been a director since April 2015. Since January 2013 through September 2015, Mr. Bailey served as President and Chief Executive Officer and a Director of Lantheus Medical Imaging, Inc., a global leader in providing diagnostic imaging agents, primarily used for the diagnosis of cardiovascular diseases. From August 2011 to December 2012, Mr. Bailey was Chief Operating Officer of Fougera Pharmaceuticals (formerly Nycomed US), a company that develops, manufactures and markets specialty topical and dermatology medicines. From August 2010 to July 2011, he was Chief Commercial Officer of King-Pfizer Pharmaceuticals, a diversified specialty pharmaceutical discovery and clinical development company, and from 2008 to 2010, Mr. Bailey was President and General Manager of Novartis NorthWest Operating Unit. From 1984 to 2006, Mr. Bailey held various executive, commercial and manufacturing roles within the Johnson & Johnson family of companies. Mr. Bailey serves on the Audit and Compensation Committees.

Qualifications: Mr. Bailey’s extensive experience in the pharmaceutical industry combined with a broad range of functional leadership experience provides valuable insight for the Company as to the issues and opportunities created by the Joint Commission’s new Diagnostic Imaging Services Requirements associated with the safe delivery of diagnostic imaging services. He also has strong functional experience in manufacturing, supply chain, operations, financial management, and sales and marketing.

Current Directorships: Director of Neurovance, Inc. and ImaginAb Inc.

Former Directorships: Director of Lantheus Medical Imaging, Inc.

Michael P. Kaminski, age 55, has been the Company’s President and Chief Executive Officer, and a member of the Board of Directors, since October 2015. Mr. Kaminski joined the Company in April 2013 as President, Radiation Measurement. He was President and Chief Executive Officer of Stereotaxis, Inc., a healthcare technology company specializing in the development of robotic cardiology instrument navigation systems, since 2009 and held other senior positions there since 2002. Prior to joining Stereotaxis, Mr. Kaminski spent nearly 20 years with Hill-Rom Company (Hillenbrand Industries), where he held several senior level positions. Mr. Kaminski earned a Bachelor of Science in marketing from Indiana University and an MBA from Xavier University.

Qualifications: Mr. Kaminski has extensive experience as a senior executive with a deep understanding of the Company’s business and its customers, successfully driving innovation and market development and implementing lean processes. His in-depth knowledge of our corporate strategy and management team resulting from his leadership position at our company, along with his management abilities and experience and his extensive knowledge of our industry gained from other senior executive roles, qualify Mr. Kaminski to serve as a member of our Board of Directors.

Current Directorships: None

Former Directorships: From 2008 to 2013, Director of Stereotaxis, Inc.; and Director of two non-profit organizations.

6

Election of Directors	PROXY STATEMENT

Michael T. Leatherman, age 62, has been a director since 2008. Effective October 2015, Mr. Leatherman was appointed to the role of Executive Chairman of the Board of Directors of the Company. From December 2014 through September 2015, Mr. Leatherman served as President and Chief Executive Officer of Landauer, Inc. From September 2014 through December 2014, Mr. Leatherman was our Interim President and Chief Executive Officer, and from September 2011 through December 2011, he was Interim Chief Financial Officer of the Company. Since 2000, Mr. Leatherman has served as an Independent Consultant primarily to the information technology industry. From 1990 to 2000, Mr. Leatherman held various senior leadership positions with Wallace Computer Services including Executive Vice President, Chief Information Officer and Chief Financial Officer from 1998 to 2000. From 1984 to 1990, Mr. Leatherman was Chief Executive Officer of FSC Paper Corporation, a subsidiary of Smorgon Consolidated Industries. Mr. Leatherman is a Certified Public Accountant.

Qualifications: Mr. Leatherman’s extensive experience as a senior executive with a wealth of information technology knowledge provides expertise in information systems strategy and project implementation, as well as expertise in general operational and strategic leadership. In addition, he brings financial acumen to Board discussions by virtue of his background as a Chief Financial Officer.

Current Directorships: None

Former Directorships: From 2006 to 2009, Director of Nashua Corporation, which was acquired by Cenveo, Inc., a NYSE listed company; and Director of a non-profit organization providing continuous care retirement services.

Expiration of Current Term: 2016

David E. Meador, age 58, has been a director since 2008. Since 2014, Mr. Meador has served as Vice Chairman and Chief Administrative Officer, DTE Energy. Since 2001, Mr. Meador served as Executive Vice President and Chief Financial Officer, DTE Energy. From 1997 to 2001, Mr. Meador was Vice President and Controller, DTE Energy. DTE Energy provides safe, reliable electric and natural gas services to Michigan businesses and homes and has energy related businesses and services nationwide. From 1983 to 1997, Mr. Meador served in a variety of financial and accounting positions at Chrysler Corporation. Mr. Meador began his professional career with Coopers and Lybrand and is a Certified Public Accountant. Mr. Meador serves on the Governance and Nominating Committee and is Chairman of the Audit Committee.

Qualifications: Mr. Meador’s experience as a senior executive with an energy company provides substantial experience in the Nuclear Power industry. Mr. Meador’s role as an active executive provides a perspective of a leader familiar with many facets of an enterprise facing the same set of current external economic and governance issues. As Chairman of the Audit Committee, he has dedicated significant time and effort in overseeing improvements to the Company’s control environment and risk assessment and to remediate the identified material weaknesses. In addition, he brings financial acumen to Board discussions by virtue of his background as a Chief Financial Officer.

Current Directorships: None

Former Directorships: None

Expiration of Current Term: 2016

7

PROXY STATEMENT	Election of Directors

DIRECTORS CONTINUING IN OFFICE:

Robert J. Cronin, age 71, has been a director since 1997. Since 2001, Mr. Cronin has served as Managing Partner, The Open Approach LLC, a provider of consulting services and investment banking to the printing industry. From November 2005 to April 2006, Mr. Cronin was Chairman and Chief Executive Officer, York Label, Inc., a supplier of pressure-sensitive labels and related systems. Until January 2000, Mr. Cronin was Chairman of the Board and Chief Executive Officer of Wallace Computer Services; previously President, Chief Executive Officer and Director; now retired. Wallace Computer Services is a provider of information management products, services and solutions. Mr. Cronin serves on the Audit and Governance and Nominating Committees and is the Lead Director of the Board of Directors.

Qualifications: Mr. Cronin’s experience as a Chairman and Chief Executive Officer at two companies provides valuable insight for the Company as to the issues and opportunities facing the Company, as well as experience in strategic planning and leadership of complex organizations. He also has considerable corporate governance experience through years of service in leadership positions with various public companies.

Current Directorships: Director of various privately-held corporations.

Former Directorships: None

Expiration of Current Term: 2017

William G. Dempsey, age 64, has been a director since 2008. Since 2007, Mr. Dempsey retired and has been serving as Director of various public and private companies. From 1982 to 2007, Mr. Dempsey held various senior leadership positions with Abbott Laboratories including Executive Vice President, Global Pharmaceuticals from 2006 to 2007. Abbott Laboratories is a global, broad-based health care company devoted to discovering new medicines, new technologies and new ways to manage health. From 1977 to 1982, Mr. Dempsey held various positions with Sciaky Bros., a manufacturer of high-tech electron beam, laser welding and heat treating systems. Mr. Dempsey serves on the Governance and Nominating Committee and is Chairman of the Compensation Committee.

Qualifications: Mr. Dempsey’s extensive experience as a senior executive with a global pharmaceutical company provides a wealth of health care experience in global healthcare markets including pharmaceuticals, nutrition and medical devices. Mr. Dempsey’s leadership experience provides expertise in strategy, marketing, international operations, manufacturing and managing research and development organizations.

Current Directorships: Director of Hill-Rom Holdings, Inc., a NYSE listed company. Mr. Dempsey also serves on the Salvation Army Advisory Board in Chicago and is a member of the Board of Trustees of the Guadalupe Center in Immokalee, Florida.

Former Directorships: Director of Hospira, Inc., a NYSE listed company; Director of MDS Inc.; Director of Nordion, Inc.; and Director of TYRX, Inc.

Expiration of Current Term: 2017

8

Election of Directors	PROXY STATEMENT

Stephen C. Mitchell, age 72, has been a director since 2005. Since 2001, Mr. Mitchell has served as President, Knight Group LLC, a privately-held firm providing services for the start-up and management of new ventures. Since 1995, Mr. Mitchell was Vice Chairman and Director, Knight Facilities Management, a company providing outsourcing of facilities management services for industrial and commercial clients worldwide. Until 2001, Mr. Mitchell was President, Chief Operating Officer and Director, Lester B. Knight & Associates, Inc., a company involved in the planning, design and construction of advanced technology research and development and manufacturing facilities. Mr. Mitchell serves on the Compensation Committee and is Chairman of the Governance and Nominating Committee.

Qualifications: Mr. Mitchell’s extensive leadership experience in various companies of diverse industry and size provides experience in operational and strategic leadership. He also has considerable corporate governance experience through years of service on other public company boards.

Current Directorships: None

Former Directorships: Director of Apogee Enterprises, Inc., a NASDAQ listed company.

Expiration of Current Term: 2018

Thomas M. White, age 58, has been a director since 2004. In January 2015, Mr. White became the Executive Chairman of Cardinal Logistics Holdings, LLC, which provides dedicated transportation and logistics services. From 2007 to 2014, Mr. White served as Operating Partner for Apollo Management L.P., a private equity firm. During 2013 and 2014, Mr. White served as Interim Chief Operating Officer of CEVA Logistics, an Apollo owned entity in the Netherlands, which provides contract logistics and freight forwarding services. During 2011 and 2012, he served as Chief Financial Officer of Constellium, an Apollo owned entity in France, which produces aluminum products. During 2009 and 2010, Mr. White served as Chief Financial Officer of SkyLink Aviation, Inc., an Apollo owned entity in Canada, which provides air charter logistics services. From 2002 to 2007, Mr. White served as Chief Financial Officer of Hub Group, Inc., a NASDAQ listed company which provides logistics services. Prior to joining Hub Group, Mr. White was an audit partner with Arthur Andersen, which he joined in 1979. Mr. White is a Certified Public Accountant. Mr. White serves on the Audit and Compensation Committees.

Qualifications: Mr. White’s extensive experience as a senior executive of global companies provides in-depth knowledge in global operations, finance, international business and strategic planning. In addition, he brings financial acumen to Board discussions by virtue of his background as a Chief Financial Officer.

Current Directorships: Director of CEVA Group, PLC and Cardinal Logistics Holdings, LLC.

Former Directorships: Director of Quality Distribution, Inc., a NASDAQ listed company; Director of EVERTEC, Inc., a NASDAQ listed company; Director of FTD, Inc., a NYSE listed company; and SkyLink Aviation, Inc.

Expiration of Current Term: 2018

There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

9

PROXY STATEMENT	Election of Directors

EXECUTIVE OFFICERS

The executive officers of the Company are elected by its Board of Directors. Each serves until a successor is elected and qualified, or until the officer’s resignation or removal.

Mr. Kaminski’s and Mr. Leatherman’s biographies can be found in the “Director Nominees” section under the Election of Directors.

  Daniel J. Fujii

Position: Vice President, Chief Financial Officer and Secretary

Age: 41

Mr. Fujii has served as the Company’s Vice President, Chief Financial Officer and Secretary, as well as its principal financial officer, since April 2015. Prior to this appointment, Mr. Fujii served as Vice President, Corporate Controller and Chief Accounting Officer of the Company since April 2014. From January 2012 to March 2014, he was corporate controller of Actient Pharmaceuticals, LLC, a private specialty pharmaceuticals company that was acquired by Auxilium Pharmaceuticals, Inc. From October 2007 to January 2012, he was director of finance and controller for Nanosphere, Inc., a manufacturer of medical diagnostic equipment. Mr. Fujii’s experience includes financial leadership positions at several other publicly held organizations, including Richardson Electronics, Ltd., a provider of engineered solutions and distributor of electronic components to the electron device marketplace, and he began his career at PricewaterhouseCoopers LLP. He is a certified public accountant and earned a Bachelor of Science in accounting from the University of Illinois.

  Michael R. Kennedy

Position: Senior Vice President, Strategic Marketing and Product Development

Age: 57

Mr. Kennedy has served as Senior Vice President, Strategic Marketing and Product Development since April 2015. He was President of Landauer Medical Physics, a subsidiary of Landauer Inc., and Vice President Global Marketing for Landauer Inc. from August 2011 through April 2015. Mr. Kennedy has over 25 years of healthcare technology innovation and commercial leadership experience in both Fortune 500 and smaller private healthcare companies. Prior to joining Landauer, he held executive positions in strategic marketing, operations, product development, and general management at Baxter Healthcare, GE, and private healthcare companies. In these roles, he led significant medical device innovations and business transformations in dialysis, blood component therapy, inhaled drug delivery, and diagnostic imaging lifecycle management services. Mr. Kennedy earned a Bachelor of Science in chemical engineering from the University of Washington and an MBA from J.L. Kellogg Graduate School of Management at Northwestern University.

  G. Douglas King

Position: Senior Vice President, Administration and Chief Information Officer

Age: 48

Mr. King has served as Senior Vice President, Administration and Chief Information Officer since April 2015. He was Vice President and Chief Information Officer of the Company since April 2009. Mr. King has over 20 years of experience in both Fortune 500 and smaller private manufacturing and industrial companies. Prior to Landauer, Mr. King held several Operations leadership roles, including Senior VP and Chief Information Officer, Senior VP of Sales and Marketing, Corporate Vice President of Operations, Director of Supply Chain Management, and Program Office Director. Mr. King earned a dual Masters Degree (MBA, MEM) from the J.L. Kellogg Graduate School of Management at Northwestern University, where he graduated with concentrations in Management & Strategy, Information Technology and Manufacturing Management. He also earned his Bachelor of Arts at Northwestern University.

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Election of Directors	PROXY STATEMENT

BOARD OF DIRECTORS AND COMMITTEES

During fiscal 2015, the Board of Directors held a total of 5 meetings. No director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which such director served during the periods that such director served.

The Board of Directors has an Audit Committee, Compensation Committee, and Governance and Nominating Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information and recommends to the Board of Directors the appointment of independent public accountants. The Board of Directors has determined that Jeffrey A. Bailey, Robert J. Cronin, David E. Meador and Thomas M. White each qualify as an “audit committee financial expert” as defined for the purpose of SEC regulation. The Compensation Committee approves all executive compensation and has responsibility for granting equity awards to eligible members of management and administering the Company’s equity and incentive compensation plans. The Governance and Nominating Committee establishes corporate governance policy and selects nominees for the Board of Directors. (See “Process for Nominating Directors.”) The membership of each Committee consists solely of non-employee directors who meet the independence standards established by the New York Stock Exchange (the “NYSE”). During fiscal 2015, the Audit Committee met 9 times including the meetings required to conduct its quarterly financial reviews, the Compensation Committee met 4 times, and the Governance and Nominating Committee met 5 times.

Each Committee has adopted a formal written charter, approved by the full Board of Directors, which specifies the scope of the Committee’s responsibilities and procedures for carrying out such responsibilities. A copy of each charter is available on the Company’s website at http://www.landauer.com and printed copies are available from the Company on request. The Board of Directors has also adopted Governance and Nominating Standards, a Code of Business Conduct and Ethics applicable to all directors and employees and a Code of Ethics for Financial Executives applicable to the principal executive, financial and accounting officers of the Company. Copies of each of these documents are available on the Company’s website at http://www.landauer.com and printed copies are available from the Company on request. The Company intends to post on its website any amendments to its Code of Business Conduct and Ethics or Code of Ethics for Financial Executives applicable to such senior officers.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board of Directors has determined that having an independent director serve as Lead Director of the Board of Directors is in the best interest of stockholders at this time. The structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board of Directors. No single leadership model is right for all companies at all times, however, so the Board of Directors conducts an annual evaluation in order to determine whether it and its Committees are functioning effectively and recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks inherent in the operation of the Company’s businesses and the implementation of its strategic plan. The Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of the operations of the Company’s business segments and corporate functions, the Board of Directors addresses the primary risks associated with those segments and functions. In addition, the Board of Directors reviews the key risks associated with the Company’s strategic plan at an annual strategic planning session and periodically throughout the year as part of its consideration of the strategic direction of the Company.

The Board of Directors has delegated to the Audit Committee oversight of the Company’s risk management process. The Audit Committee (a) reviews with management the Company’s significant risk exposures and policies regarding the assessment and management of risk, (b) serves as an independent and objective body to monitor the Company’s financial reporting process and internal control systems, and (c) assists the Board of Directors in oversight of the Company’s compliance with legal and regulatory requirements. Each of the other Committees of the Board of Directors also oversees the management of Company risks that fall within the Committee’s areas of responsibility. The Governance and Nominating Committee oversees risks related to the Company’s governance structure and processes and the structure of the Board of Directors and its Committees to ensure appropriate oversight of risk. The Compensation Committee considers risks related to the design of the Company’s compensation program and arrangements for the Company’s named executive officers.

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PROXY STATEMENT	Election of Directors

COMPENSATION RISK

Management has periodically undertaken, and the Compensation Committee has reviewed, an evaluation of Landauer’s compensation policies and procedures as they relate to risk management practices and risk-taking incentives. Based upon that evaluation, the Company has concluded that its compensation program does not create risks that are reasonably likely to result in a material adverse effect. In reaching this determination, the Company has taken into account the following design elements of Landauer’s compensation program and policies and practices: mixture of cash and equity payouts; mixture of performance time horizons; use of financial metrics that are easily capable of audit; avoidance of uncapped rewards; use of required stock ownership amounts at senior management levels; adherence to a broad clawback policy; anti-hedging and anti-pledging policies; and a rigorous auditing, monitoring and enforcement environment.

INDEPENDENCE OF DIRECTORS

Under the Company’s Governance and Nominating Standards, a majority of the Board of Directors should be composed of Independent Directors as that term is defined in the NYSE listing standards. A director is independent under the NYSE listing standards if the Board affirmatively determines that the director has no material relationship with the Company directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

The Board has affirmatively determined that all directors, with the exception of Michael T. Leatherman and Michael P. Kaminski, are considered independent under the independence standards of the NYSE. In reaching this determination, the Board considered the relationship of Mr. Dempsey’s membership on the board of a customer of the Company, and the relationship of one of Mr. Meador’s employer’s facilities as a customer of the Company. The Board determined that these relationships were not material in fiscal 2015. The Board has also concluded that no non-employee director has any of the disqualifying relationships identified by the NYSE. Consequently, the Board has determined that all non-employee directors are independent within the meaning of the NYSE listing standards. The Company’s independent directors are Jeffrey A. Bailey, Robert J. Cronin, William G. Dempsey, David E. Meador, Stephen C. Mitchell, and Thomas M. White. Given their current employment by Landauer, Michael T. Leatherman and Michael P. Kaminski are not at this time considered independent under the independence standards of the NYSE. The Company’s independent directors meet in regularly scheduled executive sessions and at other times, as they deem appropriate. Robert J. Cronin, Lead Director of the Board of Directors, presides at these sessions.

PROCESS FOR NOMINATING DIRECTORS

Landauer’s Governance and Nominating Committee establishes and oversees adherence to the Board’s Governance and Nominating Standards, and establishes policies and procedures for the recruitment and retention of Board members. The Governance and Nominating Committee is comprised of four members, each of whom meets the independence requirements established by the NYSE with respect to Governance and Nominating Committees.

The Governance and Nominating Committee will consider nominees for the Board of Directors who have been properly and timely recommended by stockholders. Any recommendation submitted by a stockholder must include the same information concerning the candidate and the stockholder as would be required under Section 1.4 of the Company’s by-laws if the stockholder were nominating that candidate directly. Those information requirements are summarized in this Proxy Statement under the caption “Stockholder Proposals.” The Governance and Nominating Committee will apply the same standards in considering director candidates recommended by stockholders as it applies to other candidates. The Governance and Nominating Committee has not established any specific, minimum qualification standards for nominees to the Board of Directors. From time to time, the Governance and Nominating Committee may identify certain skills or attributes (e.g., healthcare industry experience, technology experience, financial experience) as being particularly desirable for specific director nominees. The Governance and Nominating Committee considers diversity of backgrounds and viewpoints when considering nominees for director but has not established a formal policy regarding diversity in identifying director nominees.

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Election of Directors	PROXY STATEMENT

To date, the Governance and Nominating Committee has identified and evaluated nominees for director positions based on several factors, including: referrals from management, existing directors, advisors and representatives of the Company or other third parties; business and board of director experience; professional reputation; and personal interviews. Each of the current nominees for director listed under the caption “Election of Directors” is an existing director standing for election, in accordance with the Company’s amended by laws, or re-election.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS BY STOCKHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Stockholders provides an opportunity each year for stockholders and other interested parties to ask questions of or otherwise communicate directly with members of the Company’s Board of Directors on matters relevant to the Company. Each of the Company’s directors is requested to attend the Annual Meeting in person. All of the Company’s directors then in office attended the Company’s 2015 Annual Meeting of Stockholders. In addition, stockholders and other interested parties may, at any time, communicate in writing with the full Board of Directors, any individual director or any group of directors, by sending such written communication to the full Board of Directors, individual director or group of directors at the following address: Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425; Attention: Corporate Secretary. Copies of written communications received at such address will be provided to the addressee unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of such communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business or communications that relate to improper or irrelevant topics.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Landauer is required to provide information regarding the compensation program in place for its Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the three other most highly compensated executive officers as of its last fiscal year end as well as certain other persons specified in SEC rules. In this Proxy Statement, the Company refers to the individuals as to whom compensation disclosure is required as the “Named Executive Officers” or “NEOs.” Our NEOs for the fiscal year ended September 30, 2015 are as follows:

•	Michael T. Leatherman, Interim President and Chief Executive Officer (September 15, 2014 through December 14, 2014) and President and Chief Executive Officer (effective December 15, 2014 through September 30, 2015);

•	Daniel J. Fujii, Vice President, Chief Financial Officer and Secretary (effective April 15, 2015);

•	Michael P. Kaminski, President, Radiation Measurement (through September 30, 2015; President and Chief Executive Officer from October 1, 2015 – present);

•	Michael R. Kennedy, Senior Vice President, Strategic Marketing and Product Development (effective April 1, 2015);

•	G. Douglas King, Senior Vice President, Administration and Chief Information Officer (effective April 1, 2015);

•	R. Craig Yoder, former Senior Vice President – Technology and International Business (through February 9, 2015); and

•	Mark A. Zorko, former Interim Chief Financial Officer (through April 15, 2015).

The following Compensation Discussion and Analysis (“CD&A”) describes our fiscal 2015 executive compensation program. This section includes information regarding, among other things, the overall philosophy of the Company’s executive compensation program and each element of compensation that it provides to executives, including our NEOs. This CD&A is intended to be read in conjunction with the tables beginning on page 29, which provide detailed historical compensation information for our NEOs.

EXECUTIVE SUMMARY

The elements of Landauer’s compensation program for NEOs comprise: base salary; annual non-equity incentive compensation (“annual bonus”); long-term equity incentive compensation; retirement plans; and post-termination compensation. During fiscal 2014, the Compensation Committee undertook an in-depth review of the Company’s compensation policies and practices and continued dialogue with stockholders regarding its compensation policies. As a result of this review and dialogue, the Compensation Committee modified the Company’s compensation policies in fiscal 2014. These modifications included:

•	an Amendment to the Company’s Incentive Compensation Plan and its Executive Special Severance Plan to provide for double trigger vesting of all future equity grants upon a change in control;

•	an Amendment to the Company’s Incentive Compensation Plan to provide that upon a termination of employment without cause, annual bonus and stock awards vest on a pro-rata basis based on service through the date of termination and in the case of performance-based awards, based on the lesser of actual performance (determined on the last day of the performance period) and target;

•	clarifying the Company’s policy and limiting the circumstances under which Landauer may make adjustments and amendments to performance measures for outstanding performance awards under the Company’s Incentive Compensation Plan;

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

•	adding a peer group as a supplemental data point to assist with compensation decision-making; and

•	clarifying and expanding the Company’s anti-hedging policy and adopting an anti-pledging policy.

The Company also enhanced its compensation disclosures by adding a discussion regarding the addition of the peer group, which is available in the “Roles of Consultants and Executives” section. In addition, the Company modified its compensation design by adding two new performance metrics to the long-term incentive awards, including Cumulative Operating Cash Flow (“OCF”), which was initially added in fiscal 2014, and Return on Invested Capital (“ROIC”), which was added in fiscal 2015 and beyond.

During fiscal 2015, the Company further modified its compensation policies and practices. One such important change was to CEO compensation whereby the Compensation Committee modified the weighting of Mr. Leatherman’s fiscal 2015 long-term equity incentive compensation opportunities during his appointment as President and Chief Executive Officer, from a weighting of 70% performance-based vesting and 30% time-based vesting to 100% performance-based vesting, to focus the CEO on the Board’s strategic and financial objectives for the Company. The Compensation Committee plans on reviewing a similar change in the weighting of long-term equity incentive compensation opportunities for the other NEOs as part of the Company’s executive compensation program for fiscal 2016. The Compensation Committee also began utilizing a revised peer group in fiscal 2015 to benchmark NEO compensation using supplemental market data in addition to the biennial survey data and information about other relevant market practices and trends provided by its independent compensation consultant.

In each case, these changes further underscore the Company’s commitment to pay-for-performance and align the executive’s interests with those of our stockholders.

FISCAL 2015 DEVELOPMENTS AND COMPENSATION ACTIONS

During fiscal 2015, the Company made several significant management changes including: 1) the appointment of Mr. Fujii as Vice President, Chief Financial Officer and Secretary, as well as its principal financial officer; 2) the transition of Mr. Yoder, Landauer’s former Senior Vice President – Technology and International Business, to the role of Senior Technical Advisor; and 3) the transition of Mr. Zorko, the Company’s former Interim Chief Financial Officer, into an advisory role completing special projects. In addition, effective October 1, 2015, Mr. Leatherman stepped down as the Company’s President and Chief Executive Officer and was appointed to the new position of Executive Chairman of the Board. In connection with the change related to the position of Executive Chairman of the Board, Mr. Leatherman ceased participation in the Company’s Special Severance Plan and will not be eligible to receive an annual bonus in fiscal 2016. With the resignation of Mr. Leatherman as President and Chief Executive Officer, the Board of Directors appointed Michael P. Kaminski as the Company’s new President and Chief Executive Officer.

Landauer performed below expectations in fiscal 2015 and as a result, performance-based compensation was adjusted accordingly as discussed further in this CD&A. During fiscal 2015, the following compensation actions were taken:

•	For fiscal 2015, the Compensation Committee approved adjustments of performance measures permitted by the Company’s Incentive Compensation Plan due to the occurrence of certain non-recurring events. The annual bonus for fiscal 2015 was paid at a weighted average performance of 69.3% of target. This amount was determined based on the Company’s performance against the revenue and adjusted net income goals that had been established for the annual bonus program for the year.

•	During fiscal 2015, the Compensation Committee modified the weighting of the CEO’s long-term equity incentive compensation from a weighting of 70% performance-based vesting and 30% time-based vesting to 100% performance-based vesting. Except for the CEO, annual long-term equity incentive opportunities granted to the executives, including NEOs, in fiscal 2015, for the performance period ending in fiscal 2017, were granted consistent with historical grants. The performance measures for the fiscal 2015 grant were ROIC, EBITDA, and OCF in order to hold management accountable for the financial commitments developed in the Company’s strategic plans. Consistent with fiscal 2014 awards, except for the CEO, the fiscal 2015 long-term equity incentive opportunities had a weighting of 70% performance-based vesting and 30% time-based vesting.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

LANDAUER’S COMPENSATION PHILOSOPHY AND PRINCIPLES

Landauer designs its compensation program to maintain a performance and achievement-oriented environment throughout the Company, while ensuring the program does not create unnecessary or excessive risk. The goals of the Company’s executive compensation program are to:

•	Attract and retain highly talented executives capable of delivering long-term success;

•	Align the executives’ interests with the interests of Landauer’s stockholders; and

•	Motivate executives to achieve the Company’s short and long-term business objectives via a performance-driven incentive program through legal and ethical means.

Consistent with these goals, the Board has developed and approved an executive compensation philosophy to provide a framework for the Company’s executive compensation program. The key components of this philosophy are:

•	Total compensation will be targeted to be competitive with the marketplace in which executive talent is recruited. “Competitive” is defined as around the 50th percentile using market compensation information. Actual pay can vary from the 50th percentile based on specific circumstances;

•	The mix of compensation elements is designed to reflect strategic business needs;

•	Incentive compensation is tied to short-term goals and long-term strategic plans in a balanced manner so that it supports the Company’s efforts to achieve both its short-term and long-term goals;

•	The degree of compensation at risk will positively correlate to responsibility level;

•	Performance is assessed on both financial and non-financial goals using qualitative and quantitative metrics;

•	Compensation is differentiated based on factors that are relevant to each form of compensation; and

•	The executives’ interests should be aligned with those of the Company’s stockholders through executive stock ownership.

The executive compensation philosophy results in three major components of executive compensation: a competitive base salary reflective of the individual’s role, responsibilities, experience and capabilities; non-equity incentive compensation tied to Company and individual annual performance; and long-term equity incentives tied to Company performance and individual level of responsibility to impact results over time. The Company determines the appropriate level of these components by using market compensation information as described more fully below.

2015 ANNUAL MEETING EXECUTIVE COMPENSATION ADVISORY VOTE

At the 2015 Annual Meeting, the Company’s executive compensation program was approved by 91.3% of the votes cast on the “say-on-pay” proposal, which represented a significant increase from the 2014 Annual Meeting say-on-pay vote. The Compensation Committee did not take any specific actions in response to the vote at the 2015 Annual Meeting. The Company believes that this year-over-year improvement in the “say-on-pay” reflected changes to Company’s compensation policies that were outlined in the 2015 Proxy Statement and subsequently implemented during fiscal 2015.

THE COMPENSATION COMMITTEE

The Compensation Committee assists the Board of Directors in fulfilling the Board’s oversight responsibilities to administer the Company’s executive compensation program. Each member of the Committee is independent as defined in the corporate governance listing standards of the NYSE, Landauer’s director independence standards and applicable law and SEC regulations.

The Committee reports to the Board of Directors on all compensation matters regarding Landauer’s executives and other key salaried employees. The Committee reviews annually and approves or recommends to the Board of Directors for approval, as applicable, the compensation (including annual base salary, annual non-equity incentive compensation, long-

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

term equity incentive compensation and other employee benefits) for the Company’s executives and other key salaried employees. Further information about the Committee’s responsibilities is contained in the Committee’s Charter, which is available in the “Corporate Governance” section on the “Investor Relations” page of Landauer’s website at http://www.landauer.com.

ROLES OF CONSULTANTS AND EXECUTIVES

During and after the end of each fiscal year, the CEO provides the Compensation Committee with feedback regarding the performance of the executives and key salaried employees. Annually, and in the cases of executive promotions or hires, the CEO makes recommendations to the Compensation Committee regarding the compensation package for each of the executives (other than himself). Based on its review of individual performance (taking into account input from the CEO), input and market data from its independent compensation consultant and other factors, the Compensation Committee approves the compensation for executives, other than the CEO. The Compensation Committee makes recommendations to the Board regarding the compensation for the CEO. Acting upon the recommendation of the Compensation Committee, the independent members of the Board, meeting in executive session, determine the compensation of the CEO.

To assist the Compensation Committee in discharging its responsibilities, the Committee retains Hay Group as its independent compensation consultant. Hay Group is entirely independent and as such its work for the Compensation Committee does not raise any conflict of interest. Hay Group’s independence is reviewed annually in accordance with the NYSE listing standards. The consultant’s role is to advise the Committee on all executive compensation matters. Biennially, Hay Group presents the Compensation Committee with survey data and information about other relevant market practices and trends, and makes recommendations to the Compensation Committee regarding target levels for various elements of total compensation for senior executives, which the Compensation Committee reviews and considers in its deliberations. Hay Group completed its most recent biennial executive compensation analysis in fiscal 2014.

The Committee’s independent compensation consultant reports directly to the Compensation Committee. Periodically the CEO and CFO may work directly with the Committee’s consultant primarily in the development of offers for new hires and assistance on the development of recommendations on the design of its compensation program to be presented to the Compensation Committee or the Board of Directors. This interaction between the Committee’s consultant and management takes place under the approval of the Compensation Committee Chair. During fiscal 2015, management worked with the compensation consultant on compensation for certain roles in the organization, including external hires.

To ensure that its executive officer compensation is competitive in the marketplace, the Company uses a formal job evaluation methodology to determine both the internal and external equity of its NEOs’ total compensation. Internal equity is considered in order to ensure that members of Landauer’s executive management are compensated at an appropriate level relative to other members of its executive management, while external equity is a measure of how the Company’s compensation of its executive management compares to compensation for positions with comparable job content at other companies.

Hay Group reviews each executive position using its proprietary method of job evaluation to assess the position’s relative scope. In this process, Hay Group considers the breadth of responsibilities, the complexity of the role, and the role’s impact on the success of the business. Once each job is valued independently, Hay Group compares the jobs to determine relative relationships and then relates these job content scopes to pay opportunity levels based on compensation market data from Hay Group’s Industrial Executive Compensation Report, a proprietary annual executive compensation survey with data on more than 100 executive level positions from over 320 organizations. Given that Landauer competes in a market with limited competitors, the Compensation Committee has determined that utilizing a broad industry survey with a focus on publicly traded companies and significant survey participation by the manufacturing sector, such as the Hay Group survey, is an appropriate method for evaluating the Company’s executive compensation practices.

All components of Landauer’s executive compensation program are aligned around the 50th percentile of Hay Group’s survey data for targeted performance. For short-term and long-term incentive compensation, achievement of over performance goals can result in a maximum award equal to 200% of the target opportunity. Actual pay will vary above or below the 50th percentile depending on a number of factors including individual performance, tenure with the organization and overall Company performance.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

With the assistance of the compensation consultant, the Compensation Committee annually reviews relevant compensation market data, trends and best practices in executive compensation, and executive pay tallies for the Company’s NEOs to ensure that the design of its program is consistent with its compensation philosophy and that the amount of compensation is within appropriate competitive parameters. Based on this review, the Compensation Committee has concluded that the total compensation of each NEO and, in the case of the severance and change-in-control scenarios, potential payouts are appropriate and reasonable.

During fiscal 2014, the Compensation Committee worked with Hay Group to revise its peer group, which historically has been used only to benchmark director compensation. For fiscal years 2015 and beyond, the purpose of this revised peer group will be to (1) benchmark the Company’s director compensation and (2) provide the Committee with supplemental compensation data for NEO benchmarking. However, the Compensation Committee will continue to rely on the aforementioned survey data as its primary benchmarking data source.

As part of its peer group review, Hay Group developed a set of companies based on Landauer’s GICS code (3510 – Health Care Equipment and Services) and annual revenues comparable to Landauer. This set of companies was then reduced by selecting companies with market capitalizations comparable to Landauer, and primary business focus on either (1) design and manufacturing of medical devices and/or (2) diagnostic, analytic, imaging and/or testing services in the life sciences and health care markets. The resulting group of twenty-one companies is listed below:

Abaxis	Cardiovascular Systems	Meridian Bioscience
ABIOMED	CryoLife	Natus Medical
Accuray	Endologix	Nxstage Medical
Affymetrix	Exactech	Quidel
AngioDynamics	ICU Medical	RTI Surgical
Atrion	LDR Holding	Spectranetics
BioTelemetry	Luminex	Vascular Solutions

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

ELEMENTS OF LANDAUER’S COMPENSATION PROGRAM

Landauer’s executive officer compensation package includes a combination of annual cash and long-term incentive compensation. Annual cash compensation for executive officers is comprised of base salary plus annual non-equity incentive bonuses. Long-term incentives consist of a combination of restricted share grants with performance-based and time-based vesting characteristics.

Element	Purpose	Characteristics
Base Salary	Compensate executives for their level of responsibility and sustained individual performance. Also help attract and retain strong talent.	Fixed component with eligibility for annual merit increases based on sustained individual performance.
Annual Non-Equity Incentive Compensation	Promote the achievement of Landauer’s annual financial goals, as well as individual goals.	Performance-based cash opportunity based on Company and individual results as determined by the Compensation Committee as outlined in the “Landauer, Inc. Incentive Compensation Plan.”
Long-Term Equity Incentive Compensation	Promote the achievement of Landauer’s long-term corporate goals, support executive retention and encourage executive stock ownership.	Performance-based equity and restricted equity grants based upon achievement of strategic priorities and retention with the Company made annually through the “Landauer, Inc. Incentive Compensation Plan.”
Retirement Plans	Provide an appropriate level of replacement income upon retirement. Also provide an incentive for a long-term career with Landauer, which is a key objective of the Company.	Defined contribution retirement plan with Company match and annual profit sharing eligibility with a supplemental deferred compensation contribution available to certain executives.
Post-Termination Compensation	Facilitate the attraction and retention of high caliber executives in a competitive labor market and provide noncompetition and nonsolicitation covenants for the Company’s protection.	Contingent element; only payable if the executive’s employment is terminated as specified in the arrangements. Amount of severance benefits varies by level in the organization.

In setting total compensation, Landauer applies a consistent approach for all executive officers. Also, the Compensation Committee exercises appropriate business judgment in how it applies its standard approach to the facts and circumstances associated with each executive. Additional detail about each pay element follows.

Base Salary: As discussed above, data on salaries paid to comparable positions in the Hay Group survey are gathered and reported biennially to the Compensation Committee by its independent compensation consultant. The Compensation Committee, after receiving input from the compensation consultant, approves the salaries for the CEO, CFO, other NEOs and executives. The CEO provides input for the salaries for the CFO and other executives. The Compensation Committee seeks generally to establish base salaries for the CEO, CFO and other NEOs around the 50th percentile of the Company’s compensation survey data, which is the targeted market position to facilitate the attraction and retention of executive talent, but this approach can vary based on specific circumstances.

Annual Non-Equity Incentive Compensation: Annual non-equity incentive awards to the CEO, CFO and other executives are paid relative to the targets established annually by the Compensation Committee under the terms of the

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Landauer, Inc. Incentive Compensation Plan. Annual incentive awards for the CEO, CFO and other executives are intended to promote the achievement of Landauer’s annual financial goals, as well as individual goals. For fiscal 2015, the plan establishes an incentive pool which is related to aggregate executive officer base salary and performance of Landauer relative to (i) revenue and (ii) net income. The Committee believes use of these metrics provides alignment with the interests of Landauer’s stockholders.

Similar to the process for base salary, data for non-equity incentives paid to comparable positions in the Hay Group survey are gathered and reported biennially to the Compensation Committee by the independent compensation consultant. The Compensation Committee, after receiving input from the compensation consultant, approves or recommends to the Board for its consideration and approval, as applicable, the non-equity incentives for the CEO, CFO and other executives. The target incentive compensation award (“ICA”), as a percentage of individual executive officer base salary, is 50% for the Chief Executive Officer and 40% for the CFO and other NEOs. These payout ratios are determined based upon targeting total cash compensation (base salary plus non-equity incentive compensation) around the 50th percentile as determined by the survey study performed by the Committee’s independent compensation consultant. The actual size of the incentive compensation pool available for award varies based upon actual financial performance for revenue and net income.

The revenue and net income targets are established as part of the annual operating planning process. The targets are recommended by management, reviewed by the Compensation Committee and approved by the Board. The targets are intended to be representative of strong financial performance by the Company based upon market conditions and the expectations of stockholders. The scales of the payout ratios are intended to compensate management for achieving the targeted performance, and reward management for delivering results beyond expected levels, consistent with the interests of stockholders.

The revenue and net income targets for fiscal 2015 were established as follows ($ in millions):

Incentive Compensation Plan	Incentive Performance Levels
Performance Measures	Threshold	Target	Maximum
Revenue (weighted 30%)	$128.6	$160.8	$193.0
Net Income (weighted 70%)	$14.9	$18.6	$22.3

Both the revenue and net income targets were established without considering the impact of certain non-recurring costs relating to acquisition and reorganization costs and the impact of intangible amortization for acquisitions completed during the fiscal year. Based on the Company’s fiscal 2014 net income performance, the Compensation Committee approved fiscal 2015 net income performance goals that set target performance at $18.6 million, which was the high end of fiscal 2015 guidance, with the threshold performance level set at $14.9 million. The Committee felt that requiring this level of net income performance before paying out threshold awards or higher aligned management with stockholder interests. The maximum performance level was set at $22.3 million, which represents 120% of the fiscal 2015 target of $18.6 million.

The fiscal 2015 plan provides for a payout at a ratio of targeted incentive compensation as follows:

Actual Revenue Performance	Payout Ratio
120% Incentive Revenue Achievement ($193.0 million)	200% of target award
100% Incentive Revenue Achievement ($160.8 million)	100% of target award
80% Incentive Revenue Achievement ($128.6 million)	50% of target award
<80% Incentive Revenue Achievement (<$128.6 million)	0% of target award

Actual Net Income Performance	Payout Ratio
120% Incentive Net Income Achievement ($22.3 million)	200% of target award
100% Incentive Net Income Achievement ($18.6 million)	100% of target award
80% Incentive Net Income Achievement ($14.9 million)	50% of target award
<80% Incentive Net Income Achievement (<$14.9 million)	0% of target award

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

The range of the scale for revenue and net income achievement is intended to align management with the expectations of stockholders on earnings growth. Performance below 80% of planned revenue and net income would be considered to be below the Company’s expectations and, accordingly, results in zero payout of the target award. Similarly, performance at 120% of target is believed to represent performance well beyond the expectations of the business. Awards for performance between 80% and 120% of the performance goals results in payouts ranging from 50% to 200% of targeted award. The overall payout ratio is intended to maintain alignment with the expectations of stockholders on minimum performance.

The amount of potential ICA for any executive officer is determined by multiplying the executive’s base salary times the actual incentive award percentage. The actual ICA percentage is the target award percentage of 50% for the President and Chief Executive Officer or 40% for the Chief Financial Officer and other NEOs multiplied by the percentage of target award determined by the weighted average of the revenue and net income components in the following ratio:

Revenue	30%
Net Income	70%

Two-thirds of the target ICA is payable to the executive officer based solely on financial performance of the Company. With respect to the one-third balance remaining in the pool for the fiscal year, the Compensation Committee will have the discretion to award any executive officer an amount ranging from zero to one-third of the award such executive officer would otherwise receive based upon achievement against personal management objectives (“PMO”). Accordingly, the total ICA is calculated as follows:

Potential ICA	= (Annual Salary x Target %) x (Payout Ratio)
Actual ICA	= (Potential ICA x 2/3) + (Potential ICA x 1/3 x % PMO achievement)

PMOs are established annually and are aligned with the strategic priorities of the Company. PMOs are intended to be challenging but generally capable of being achieved. In addition to achieving fiscal 2015 revenue and net income targets, PMOs for the Company’s NEOs in fiscal 2015 included:

•	Introduce “Informatics-as-a-Service offering”

•	Remediate material control weaknesses

•	Finalize development and execution of Verifii™ (Digital Dosimetry) business plan

•	Establish organization focus around primary sales channels (Acute healthcare; Professional office; Military/Government/Industrial; and International)

Any amounts related to PMO achievement not so awarded may, at the discretion of the Committee, be reallocated, in whole or in part, to any other executive officer based upon the Committee’s evaluation of the individual performance of the executive officer relative to written objectives and other factors, including the CEO’s annual report to the Committee of the executive officer’s performance.

The individual and aggregate amounts of incentive compensation awards for the fiscal year, as approved by the Compensation Committee, are limited to 200% of the targeted awards.

The Company’s Incentive Compensation Plan permits the adjustment of performance measures upon the occurrence of certain non-recurring events, including asset write downs, litigation claims, judgments or settlements, accruals for reorganization and restructuring programs, objectively determinable legal, integration, or deal related costs in connection therewith or changes in law or accounting principles. Following the 2014 Annual Meeting, the Committee reviewed the Company’s practice and policy concerning adjustments to performance measures and, in addition to reaffirming the circumstances permitting such adjustments, the Committee adopted a written policy clarifying that such events or circumstances that would make adjustments appropriate will not occur regularly. In addition, the Committee clarified that it intends, as a general matter, to not make adjustments for events or circumstances that are within the control of the Company’s management, as determined by the Committee, unless such adjustments make the satisfaction of applicable performances measures less likely. For fiscal 2015, reported revenues were not adjusted and reported net income was

21

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

adjusted up by approximately $1.4 million, due to restructuring charges, expenses associated with divestitures, and the net loss associated with the divestiture of the Company’s radon business.

Landauer’s revenue was 94.1% of the target goal and adjusted net income was 85.4% of the target goal resulting in a weighted average performance of 69.3% of target. After reviewing the results and the development of the various businesses made by management during the year the Compensation Committee recommended and the Board approved the funding at 69.3%. The NEO’s averaged 95.0% PMO achievement, resulting in an actual average payout of 67.6%.

Metric	Target Goal ($M)	Reported 2015 Actual GAAP Results	Adjusted 2015 Actual Performance(1)	% of Target Goal Achieved	Payout %	Weighting	Weighted Payout
Revenue	$160.8	$151.3	$151.3	94.1%	85.0%	30%	25.5%
Net Income	$18.6	$14.5	$15.9	85.4%	62.5%	70%	43.8%
Total							69.3%

(1)	The Compensation Committee approved adjustments totaling approximately $1.4 million to the reported fiscal 2015 net income performance due to restructuring charges, expenses associated with divestitures, and the net loss associated with the divestiture of the Company’s radon business.

Long-Term Equity Incentive Compensation: Long-term incentive awards for the CEO, CFO and other executives are granted in order to promote the achievement of Landauer’s long-term strategic goals. The Compensation Committee believes that providing long-term incentive awards in the form of equity awards best achieves the long-term compensation objectives of the organization and aligns the executive’s interests with the interests of Landauer’s stockholders, as well as facilitates the attraction and retention of executive talent.

Each year, the Compensation Committee reviews and approves or makes recommendations to the Board, as applicable, as to the long-term incentive awards for each of the executives. In determining the total value of the long-term incentive opportunity for each executive, the Compensation Committee reviews the survey data presented by its independent compensation consultant biennially on a position-by-position basis and attempts to provide a benefit at a competitive level, which approximates the 50th percentile for each surveyed position, but can vary based on specific circumstances.

Long-term incentives are provided to Landauer’s executives under the stockholder approved Landauer, Inc. Incentive Compensation Plan. The Plan permits grants of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares and performance share units. Current restricted shares are subject to risk of forfeiture and vest in accordance with performance and time restrictions.

Each grant is allocated between performance-based and time-based vesting. For performance shares of restricted stock that will vest at the end of the restriction period, vesting is based upon the achievement of one or more performance goals. Up to 100% of the performance shares may be forfeited if the performance goals are not achieved. In addition, for certain financial targets, over-performance shares can be earned for achievement of over-performance goals.

Except for the CEO, annual equity grants to the executives, including NEOs, are currently allocated 70% to performance-based vesting and 30% to time-based vesting. During fiscal 2015, the Compensation Committee of the Board of Directors modified the weighting of CEO’s long-term equity incentive compensation opportunities from a weighting of 70% performance-based vesting and 30% time-based vesting to 100% performance-based vesting, to focus the CEO on the Board’s strategic and financial objectives for the Company. The Compensation Committee plans on reviewing a similar change in the weighting of long-term equity incentive compensation opportunities for the other NEOs as part of the Company’s executive compensation program for fiscal 2016.

This balance between performance-based and time-based equity grants is aligned with the development of Landauer’s long-term growth strategy, motivates management for the appropriate balance between short-term and long-term decision making and aligns management’s long-term compensation closely with the interest of Landauer’s stockholders. Dividend and other distributions will be accrued for the shares subject to performance-based vesting and will be paid if and when such shares vest. Dividends on time-based grants are paid out at the same rate and time as paid to the Company’s stockholders.

22

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

The Compensation Committee approved the following performance goals with respect to the performance-based component of the fiscal 2015 annual equity grant:

Performance Metric for Performance Period October 1, 2014 – September 30, 2017	Weighting of Performance-Based Grant
ROIC	50%
EBITDA	25%
Cumulative OCF	25%

The Committee introduced OCF for the fiscal 2014 equity grant to align the Company’s long-term compensation strategy with its stockholders’ focus on debt reduction and improving the Company’s balance sheet.

The targets were determined by the Compensation Committee based upon the Company’s three-year strategic plan, inclusive of the impact of acquisitions completed during fiscal 2014 and subject to certain adjustments approved by the Compensation Committee. Based on its review of the Company’s business plan and three-year strategic financial plan, the Compensation Committee believes that the target and over-performance goals represent a reasonably challenging performance objective.

The extent to which the performance-based shares will vest depends on the Company’s performance over the October 1, 2014-September 30, 2017 performance period. As noted above, performance will be measured against ROIC, EBITDA and OCF goals. The vesting of 50% of the performance shares will be tied to the ROIC goal, the vesting of 25% of the performance shares will be tied to the EBITDA goal and the vesting of 25% of the performance shares will be tied to the OCF goal. With respect to each of these components, no vesting will occur unless the Company attains 80% of the relevant performance goal. If performance is below this level on either measure, all performance shares tied to that measure will be forfeited. If performance is at the 80% level with respect to a measure, the related performance shares will vest at the 50% level. If performance is at the 100% level with respect to a measure, the related performance shares will vest at the 100% level. If performance is at the 120% level with respect to a measure, the related performance shares will vest at the 200% level. In addition to these requirements, the Committee also determined that with respect to the performance shares related to the ROIC or OCF goal, these shares can vest at levels above 100% only if the Company achieves at least target performance on the EBITDA goal. Vesting levels will be interpolated for achievement levels between 80%-120%. The chart below demonstrates how vesting levels relate to performance against the respective performance goals:

	Threshold	Target	Maximum
Achievement Level	80%	100%	120%
Vesting Level	50%	100%	200%

For the fiscal 2016 annual equity grant, the Committee approved the following performance goals with respect to the performance-based component of the fiscal 2016 annual equity grant:

Performance Metric for Performance Period October 1, 2015 – September 30, 2018	Weighting of Performance-Based Grant
ROIC	50%
EBITDA	25%
Cumulative 3-Year OCF	25%

If threshold EBITDA performance is not achieved over the fiscal 2016 equity grant’s performance period, any award payouts related to ROIC or OCF performance are capped at target, even if actual performance exceeds targeted levels. The Committee feels that this emphasis on long-term ROIC performance reflects stockholders’ interests in increased profitability relative to invested capital.

The Board has generally followed a practice of making all equity grants to executive officers on a single date each year. Prior to the relevant Board meeting, the Compensation Committee reviews an overall stock award pool for all participating employees, of which there were 32 in fiscal 2015, and individual grants to executives proposed by the CEO to the

23

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Committee. Based on the proposal from the CEO and recommendation from the Compensation Committee, the Board reviews and approves the overall pool and the individual equity grants to executives.

While most of the Company’s equity awards to our NEOs have been made historically pursuant to its annual grant program, the Compensation Committee and Board retain the discretion to make additional awards to executives at other times for recruiting or retention purposes. The Company, by policy, explicitly prohibits “off-cycle” awards in coordination with the release of material non-public information.

All equity awards are made pursuant to the Landauer, Inc. Incentive Compensation Plan. Awards of equity to employees below the executive level are made by the Company’s CEO, pursuant to authority delegated by the Board and subject to the Board-approved allocation.

Retirement Plans: The NEOs participate in the full range of benefits and are covered by the same plans, with exceptions noted, on the same terms as provided to all of Landauer’s U.S. salaried employees. The plans are designed to provide an appropriate level of replacement income upon retirement.

Post-Termination Compensation: Certain of the Company’s NEOs participate in the Executive Severance Plan (the “Executive Severance Plan”) and the Executive Special Severance Plan (the “Special Severance Plan”). These severance plans provide for payments and other benefits if the NEO’s employment terminates for a qualifying event or circumstance. The Executive Severance Plan was adopted on February 13, 2013 by the Compensation Committee and provides for payments and other benefits in the case of a termination without “Cause” (as such term is defined in the Executive Severance Plan), unless the NEO would otherwise be eligible for termination benefits pursuant to the Special Severance Plan. The Special Severance Plan provides for payments and other benefits in the case of certain terminations following a change in control, as defined under the Special Severance Plan. The Special Severance Plan was amended on November 12, 2014 to provide for double trigger vesting of equity awards.

The Compensation Committee believes that these severance arrangements are an important part of overall compensation for Landauer’s executives. The Committee believes that these arrangements will help to secure the continued employment and dedication of the Company’s executives prior to or following a change in control, notwithstanding any concern that they might have regarding their own continued employment. The Committee also believes that these arrangements are important as a recruitment tool and, to a lesser extent, retention device, as many of the companies with which Landauer competes for executive talent have similar arrangements in place for their senior employees. The Committee believes that these benefits are simple to understand, transparent and fair to Landauer’s stockholders and each executive.

MANAGEMENT CHANGES

During fiscal 2015, the Company made several significant management changes to prepare the organization to fully execute our strategy. These changes, and the corresponding discussion and analysis related to executive compensation, are outlined below.

Compensation of Interim CEO: With the departure of the Company’s former President and Chief Executive Officer effective September 15, 2014, the Company appointed Michael T. Leatherman on an interim basis to perform the functions of President and Chief Executive Officer of the Company, effective September 15, 2014. Mr. Leatherman was subsequently named President and Chief Executive Officer of the Company effective December 15, 2014. With respect to Mr. Leatherman’s Interim role, the Company approved a special compensation package for Mr. Leatherman based on the former CEO’s cash and target bonus compensation consisting of the following:

•	Monthly compensation of $86,400; and

•	Participation in the Company’s medical, dental, vision and vacation programs generally made available to other employees of the Company.

Because Mr. Leatherman was initially hired on an interim basis during the Board’s search for a permanent candidate, he did not receive any equity awards, he was not eligible for bonus opportunities for fiscal 2014 and was not eligible to participate in the Executive Severance Plan, the Special Severance Plan or any of the qualified or non-qualified retirement programs sponsored by the Company.

24

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Effective December 15, 2014, the Company appointed Mr. Leatherman as President and Chief Executive Officer, removing the Interim designation. With respect to this appointment, the Company approved the following compensation package for Mr. Leatherman based on survey data presented by its compensation consultant and consistent with our compensation philosophy:

•	Annual base salary of $610,000;

•	Target incentive bonus of 50% of annual base salary, prorated beginning with his appointment as President and Chief Executive Officer effective December 15, 2015;

•	Target long-term incentive award in the form of performance-based restricted stock with a value of 150% of base salary;

•	Participation in the Special Severance Plan; and

•	Participation in the Landauer, Inc. Non-Qualified Executive Excess Plan (“NQ Excess Plan”), including a Company contribution to the NQ Excess Plan of 7.5% of base salary paid through the end of each fiscal year of employment.

Mr. Leatherman was not eligible to participate in the Executive Severance Plan in fiscal 2015.

Resignation of Michael T. Leatherman as President and Chief Executive Officer: Effective October 1, 2015, Michael T. Leatherman stepped down as the Company’s President and Chief Executive Officer and was appointed to the new position of Executive Chairman of the Board. In connection with his departure as President and Chief Executive Officer and appointment as Executive Chairman of the Board, Mr. Leatherman’s annual base salary was adjusted to $175,000 and Mr. Leatherman remained eligible to participate in the Company’s employee benefit plans and programs in which he participated prior to October 1, 2015, subject to the terms of such plans and programs, as they may be amended from time to time. However, effective October 1, 2015, he ceased participation in the Special Severance Plan and remained ineligible to participate in the Executive Severance Plan.

The Company will continue to make employer contributions on behalf of Mr. Leatherman under the NQ Excess Plan at the rate of 7.5% of the salary paid to Mr. Leatherman annually. Mr. Leatherman will not be eligible to receive an annual bonus. However, Mr. Leatherman is eligible to participate in the Company’s long-term incentive program under the Company’s Incentive Compensation Plan. Effective October 1, 2015, his long-term incentive opportunity will be 200% of base salary and his award for the performance period beginning October 1, 2015 will be entirely in the form of performance-based restricted stock.

Compensation of Newly-Appointed President and CEO: With the resignation of the Mr. Leatherman as President and Chief Executive Officer, the Board of Directors appointed Michael P. Kaminski as the Company’s new President and Chief Executive Officer, effective October 1, 2015. Prior to this appointment, Mr. Kaminski served as President, Radiation Measurement of the Company since April 2013. With respect to this appointment, the Company approved the following compensation package for Mr. Kaminski effective October 1, 2015, based on survey data presented by its compensation consultant and consistent with our compensation philosophy:

•	Annual base salary of $525,000;

•	Target incentive bonus of 50% of annual base salary beginning with fiscal 2016;

•	Target long-term incentive award, which will be 100% performance-based, with a value of 130% of base salary;

•	Participation in the Landauer, Inc. Special Severance Plan and Executive Severance Plan as a Tier I participant (as defined in such plans);

•	Participation in the Landauer, Inc. NQ Excess Plan, including a Company contribution to the NQ Excess Plan of 7.5% of base salary paid through the end of each fiscal year of employment; and

•	Participation in the Company’s benefit and vacation programs generally made available to other employees of the Company.

25

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Compensation of Interim CFO: With the departure of the Company’s former Chief Financial Officer effective June 20, 2014, the Company hired Mark Zorko on an interim basis to perform the functions of Chief Financial Officer of the Company, effective June 21, 2014. The Company approved a special compensation package for Mr. Zorko based on the former CFO’s cash compensation consisting of the following:

•	Annual base salary of $357,875;

•	Target incentive bonus of 40% of base salary for the remainder of fiscal 2014;

•	A signing bonus of $55,830;

•	Participation in the NQ Excess Plan, including a Company contribution to the NQ Excess Plan of 7.5% of base salary paid through the end of fiscal 2014; and

•	Participation in the Company’s benefit and vacation programs generally made available to other employees of the Company.

Because Mr. Zorko was hired on an interim basis, he did not receive any equity awards and was not eligible to participate in the Executive Severance Plan or the Special Severance Plan.

Effective April 15, 2015, Mr. Zorko resigned as the Company’s Interim Chief Financial Officer and transitioned back into an advisory role to the Company reporting to the CEO in a non-officer role completing special projects.

Compensation of Newly-Appointed CFO: With the resignation of the Company’s former Interim CFO, the Board of Directors appointed Daniel J. Fujii as the Company’s Vice President, Chief Financial Officer and Secretary, as well as its principal financial officer, each effective on April 15, 2015. Prior to this appointment, Mr. Fujii served as Vice President, Corporate Controller and Chief Accounting Officer of the Company since April 2014. With respect to this appointment, the Company approved the following compensation package for Mr. Fujii based on survey data presented by its compensation consultant and consistent with our compensation philosophy:

•	Annual base salary of $320,000;

•	Target incentive bonus of not less than 40% of annual base salary, with Mr. Fujii’s fiscal 2015 bonus prorated for the portion of the year at his prior salary and target bonus percentage (54%) and the remainder of the year at the new salary and target bonus percentage (46%);

•	Adjusted target long-term incentive award in the form of performance-based restricted stock with a value up to $120,000; an additional time-based restricted stock award of $80,000 was granted, subject to vesting over a three-year period, due to Mr. Fujii’s promotion from Vice President, Corporate Controller and Chief Accounting Officer of the Company to Vice President, Chief Financial Officer and Secretary;

•	Participation in the Landauer, Inc. Special Severance Plan and Executive Severance Plan as a Tier II participant (as defined in such plan);

•	Participation in the Landauer, Inc. NQ Excess Plan, including a Company contribution to the NQ Excess Plan of 7.5% of base salary paid through the end of each fiscal year of employment; and

•	Participation in the Company’s benefit and vacation programs generally made available to other employees of the Company.

STOCK OWNERSHIP GUIDELINES, ANTI-HEDGING AND ANTI-PLEDGING POLICIES

The Compensation Committee has established stock ownership goals for the Company’s executives, including the NEOs, and directors as the Committee believes that substantial ownership of the Company’s stock will further align the executives’ and directors’ interests with the interests of Landauer’s stockholders. Stock counted towards the ownership goal includes Landauer shares owned outright or beneficially owned (i.e., held directly or indirectly with spouse or minority aged dependent children) and grants of vested and unvested time-based restricted shares net of taxes (using an assumed tax rate of 40%). Unexercised stock options and unvested performance-based restricted shares are not counted

26

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

in the calculation of an executive’s ownership goal achievement. Landauer’s CEO is subject to a stock ownership goal of three times his current annual base salary. Landauer’s Senior Vice Presidents (“SVPs”) are required to own Company shares with a market value equal to two times the SVP’s base salary. All other executive officers (as such term is defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended) are required to own Company shares with a market value equal to one times the executive officer’s current annual base salary. Directors are required to own Company shares with a market value equal to at least three times the director’s annual retainer, not including any additional retainer for chairing a committee or serving as the Lead Director of the Board of Directors.

Unless the director or executive officer has achieved and maintains the applicable guideline level of stock ownership, the director or executive officer is required to retain an amount equal to 50% of the net shares received as a result of the exercise, vesting or payment of any Landauer equity awards granted to the director or executive officer. “Net shares” are those shares that remain after shares are sold or withheld, as the case may be, to pay any applicable exercise price for the award and satisfy any tax obligations arising in connection with the exercise, vesting or payment of the award. Upon reaching the applicable ownership goal, the expectation is that the targeted ownership will be maintained by the executive officer.

Compliance with these stock ownership guidelines will be measured periodically by the Company, and the results of such measurement will be reported to the Compensation Committee at least annually.

The Company has also established anti-hedging and anti-pledging policies for the Company’s executives, including each of the NEOs, and directors. Pursuant to the Company’s anti-hedging policy, no director, officer, or employee of the Company or their family members may purchase or sell financial instruments or derivative securities that are designed to hedge or offset any decrease in the market value of the Company’s securities granted to or held by such person, including any incentive plan award. Pursuant to the Company’s anti-pledging policy, no director, officer, or employee of the Company or their family members may hold Company securities in a margin account or pledge Company securities as collateral for a loan or other obligation.

RECOUPMENT AND FORFEITURE OF INCENTIVE COMPENSATION POLICY

Landauer’s executive officers may be required to repay previously awarded incentive compensation to the Company in certain circumstances and to the extent permitted under applicable law.

To the extent the Compensation Committee determines that an executive officer engaged in conduct that causes significant losses or reputational harm to the Company, the Committee will determine whether, and to what extent, recoupment of incentive awards may be appropriate based on the facts and circumstances involved. If any of the Company’s financial statements are required to be restated, resulting from errors, omissions, or fraud, the Committee may in its discretion, to the extent the Committee determines that an executive officer’s gross negligence or misconduct caused or contributed to the need for the financial restatement, direct the Company to recover all or a portion of any incentive award payment (whether in the form of cash or equity) made to any or all of its executive officers with respect to the 36-month period following first issuance or filing of the financial results required to be restated. In exercising its discretion, the Committee shall consider all facts and circumstances it deems relevant, such as the degree to which the restatement was material and the degree of an executive officer’s involvement in the circumstances leading to the restatement.

The amount to be recovered from any executive officer based on a financial restatement shall be the amount by which the affected incentive award(s) exceeded the amount that would have been paid based on the financial statements as restated, or any greater or lesser amount (up to and including the entire award) that the Committee may determine. The Committee may determine to recover different amounts from different executive officers on such bases as it shall deem appropriate.

The Committee shall determine, subject to applicable law, whether the Company shall affect such incentive award recovery (i) by seeking recoupment from the executive officer; (ii) by reducing the amount that would otherwise be payable to the executive officer under any compensatory plan, program, or arrangement maintained by the Company; (iii) by withholding payment of future increases in compensation (including payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made; or (iv) by any combination of the foregoing.

27

PROXY STATEMENT	Executive Compensation – Compensation Committee Report

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement and in the Company’s 2015 Annual Report on Form 10-K.

Members of the Compensation Committee:

William G. Dempsey, Chairman

Jeffrey A. Bailey

Stephen C. Mitchell

Thomas M. White

28

Executive Compensation – Tables	PROXY STATEMENT

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR ENDED SEPTEMBER 30, 2015

Name and Principal Position	Year	Salary ($)	Bonus(6) ($)	Stock Awards(7) ($)	Non-Equity Incentive Plan Compensation(8) ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings(9) ($)	All Other Compensation(10) ($)	Total ($)
Michael T. Leatherman(1)	2015	716,701	-	915,002	159,621	-	45,750	1,837,074
President and Chief Executive	2014	59,815	-	103,045	-	-	42,000	204,860
Officer	2013	-	-	-	-	-	-	-
Daniel J. Fujii(2)	2015	257,611	-	120,029	64,883	-	31,205	473,728
Vice President, Chief Financial	2014	98,404	-	133,373	9,423	-	10,993	252,193
Officer and Secretary	2013	-	-	-	-	-	-	-
Michael P. Kaminski(3)	2015	357,470	-	150,606	97,292	-	43,924	649,292
President, Radiation	2014	350,000	-	150,609	40,072	-	41,532	582,213
Measurement	2013	148,077	150,000	323,569	57,350	-	235,378	914,374
Michael R. Kennedy	2015	271,380	-	150,014	78,494	-	35,577	535,465
Senior Vice President, Strategic	2014	247,200	-	130,022	26,199	-	34,838	438,259
Marketing and Product	2013	245,123	-	130,005	88,003	-	35,216	498,347
Development
G. Douglas King	2015	262,847	-	126,042	78,756	-	34,794	502,439
Senior Vice President,	2014	237,275	-	95,250	27,179	-	32,701	392,405
Administration and Chief	2013	233,648	25,000	145,288	81,176	-	32,206	517,318
Information Officer
R. Craig Yoder(4)	2015	282,179	-	109,915	28,129	171,641	35,519	627,383
Former Senior Vice President -	2014	272,425	-	109,948	30,453	331,214	35,341	779,381
Technology and Innovation	2013	270,133	-	109,950	96,022	-	39,988	516,093
Mark A. Zorko(5)	2015	316,582	325,822	-	-	-	33,196	675,600
Former Interim Chief Financial	2014	197,047	55,830	-	39,611	-	19,342	311,830
Officer	2013	-	-	-	-	-	-	-

(1)	Mr. Leatherman was hired by the Company on August 25, 2014 and appointed Interim President and Chief Executive Officer effective September 15, 2014. Mr. Leatherman was appointed as the Company’s President and Chief Executive Officer, removing the Interim designation, on December 15, 2014. Effective October 1, 2015, Mr. Leatherman relinquished his position as President and Chief Executive Officer and was appointed to the role of Executive Chairman of the Board of Directors. During his term as President and Chief Executive Officer (including the period August 25, 2014 – December 14, 2014), Mr. Leatherman continued to serve as a director of the Company, but ceased his service as a member of the Audit Committee and Compensation Committee of the Company’s Board of Directors, and relinquished all compensation paid to directors. His compensation as an executive officer and as a director (prior to his appointment as Interim President and CEO) is reported in this table. Mr. Leatherman’s 2014 “Salary” of $59,815 was earned for his services in the role of Interim President and Chief Executive Officer. His 2014 “Stock Awards” of $103,045 and 2014 “All Other Compensation” of $42,000 representing Board fees were earned for his services in the role of director in fiscal 2014.

(2)	Mr. Fujii was hired by the Company on April 1, 2014 and appointed Vice President, Corporate Controller and Chief Accounting Officer effective May 19, 2014. Mr. Fujii was appointed as the Company’s Vice President, Chief Financial Officer and Secretary effective April 15, 2015.

(3)	Mr. Kaminski transitioned from his position as President, Radiation Measurement to the role of Landauer’s President and Chief Executive Officer, and was appointed to the Company’s Board of Directors, each effective on October 1, 2015.

(4)	Mr. Yoder relinquished his position as Senior Vice President – Technology and Innovation, and transitioned to the role of Senior Technical Advisor to lead the Company’s Technology Advisory Board, effective February 9, 2015.

(5)	Mr. Zorko was hired by the Company as Sr. Financial Advisor effective April 1, 2014 and appointed as the Interim Chief Financial Officer effective June 21, 2014. Mr. Zorko relinquished his position effective April 15, 2015, and transitioned back into an advisory role to the Company.

(6)	Included in this column are sign-on/acceptance bonuses and discretionary bonuses.

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PROXY STATEMENT	Executive Compensation – Tables

(7)	Amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). Amounts are calculated based on the probable satisfaction of performance conditions at target. If the highest level of performance is achieved, the maximum amounts that will be received with respect to the fiscal 2015 awards are as follows: Mr. Leatherman, $1,830,000; Mr. Fujii, $68,000; Mr. Kaminski, $256,000; Mr. Kennedy, $221,000; and Mr. King, $162,000. See Note 1 to the Notes to Consolidated Financial Statements of Landauer’s 2015 Annual Report on Form 10-K for a discussion of the relevant assumptions used in calculating the amounts.

(8)	Amounts set forth in this column were earned during each of fiscal 2015, 2014 and 2013 under the Landauer, Inc. Incentive Compensation Plan.

(9)	Amounts solely represent the increase in the actuarial present value of the named executive officer’s accumulated benefit under the Company’s defined benefit plans.

(10)	Included in this column are Company matching contributions to the Landauer, Incorporated 401(k) Retirement Savings Plan, Company profit sharing contributions to the Landauer, Incorporated its 401(k) Retirement Savings Plan, and Company deferred compensation contributions under the NQ Excess Plan, respectively, as follows for fiscal 2015: Mr. Leatherman, $0, $0, $45,750; Mr. Fujii, $8,011, $3,314, $19,880; Mr. Kaminski, $11,687, 5,200, 27,037; Mr. Kennedy, $8,927, $5,200, $21,450; Mr. King, $8,144, $5,200, $21,450; Mr. Yoder, $9,274, $5,200, $21,045; and Mr. Zorko, $14,576, $5,200, $13,420.

30

Executive Compensation – Tables	PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR ENDED SEPTEMBER 30, 2015

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael T. Leatherman	-		-	241,458	482,917
	12/30/2014	(3)				-	26,568	53,136		915,002
Daniel J. Fujii	- 12/30/2014	(3)	-	93,710	187,420	-	813	1,626		28,000
	12/30/2014	(4)				-			349	12,020
	04/15/2015	(5)				-	1,566		672	80,009
Michael P. Kaminski	-		-	140,000	280,000
	12/30/2014	(3)				-	3,061	6,122		105,421
	12/30/2014	(4)				-			1,312	45,185
Michael R. Kennedy	-		-	114,400	228,800
	12/30/2014	(3)				-	2,642	5,284		90,990
	12/30/2014	(4)				-			1,133	39,021
	04/01/2015	(6)				-	396		170	20,003
G. Douglas King	-		-	114,400	228,800
	12/30/2014	(3)				-	1,935	3,870		66,641
	12/30/2014	(4)				-			830	28,585
	04/01/2015	(7)				-	610		262	30,816
R. Craig Yoder	-		-	-	-
	02/09/2015	(8)				-	3,127			109,915
Mark A. Zorko	-		-	-	-

(1)	Amounts set forth in these columns reflect the annual cash incentive compensation amounts that potentially could have been earned during fiscal 2015 based upon the achievement of performance goals under the Landauer, Inc. Incentive Compensation Plan. The amounts earned in fiscal 2015 by Landauer’s NEOs have been determined and were paid in December 2015. The amounts paid are included in the “Non-Equity Incentive Plan Compensation” column of the 2015 Summary Compensation Table.

(2)	The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For awards subject to performance conditions, the amounts included in this column are calculated based on the probable satisfaction of the performance conditions at target. A discussion of the calculation of the grant date fair value is set forth in Note 1 of the Notes to Consolidated Financial Statements of Landauer’s 2015 Annual Report on Form 10-K.

(3)	These awards represent the performance-based component of the fiscal 2015 annual equity award granted on December 30, 2014 that vests on September 30, 2017 upon the achievement of certain performance milestones as described on pages 22-23 herein. These awards were granted under the Landauer, Inc. Incentive Compensation Plan.

(4)	These awards represent the time-based component of the fiscal 2015 annual equity award granted on December 30, 2014 that vests on September 30, 2017, subject to forfeiture upon the NEO’s earlier termination of employment. These awards were granted under the Company’s Incentive Compensation Plan.

(5)	In connection with his promotion from Vice President, Corporate Controller and Chief Accounting Officer to the Company’s Vice President, Chief Financial Officer and Secretary effective April 15, 2015, Mr. Fujii was granted an additional time-based restricted stock award of 2,238 shares of the Company’s common stock with a value of approximately $80,000 as of the grant date, subject to vesting over a three-year period based on the satisfaction of performance goals related to his employment. These awards vest on April 15, 2018.

(6)	In connection with his appointment as the Company’s Senior Vice President, Strategic Marketing and Product Development effective April 1, 2015, Mr. Kennedy was awarded 566 shares of the Company’s common stock with a value of approximately $20,000 as of the grant date, subject to vesting over a three-year period based on the satisfaction of performance goals related to his employment. These awards vest on April 1, 2018.

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PROXY STATEMENT	Executive Compensation – Tables

(7)	In connection with his appointment as the Company’s Senior Vice President, Administration and Chief Information Officer effective April 1, 2015, Mr. King was awarded 872 shares of the Company’s common stock with a value of approximately $30,800 as of the grant date, subject to vesting over a three-year period based on the satisfaction of performance goals related to his employment. These awards vest on April 1, 2018.

(8)	In connection with his transition to the role of Senior Technical Advisor effective February 9, 2015, Mr. Yoder was awarded 3,127 shares of the Company’s common stock with a value of approximately $109,900 as of the grant date, subject to vesting based on the satisfaction of performance goals related to his employment. Of this total, 1,054 shares vested effective September 30, 2015 and the remaining portion of these awards were forfeited.

32

Executive Compensation – Tables	PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END FOR FISCAL YEAR ENDED SEPTEMBER 30, 2015

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
Michael T. Leatherman	2,075	(2)	76,754	26,568	(7)	982,750
Daniel J. Fujii	2,180	(8)	80,638	508	(6)	18,791
	219	(3)	8,101	813	(7)	30,073
	349	(4)	12,910	1,566	(9)	57,926
	672	(9)	24,857
Michael P. Kaminski	1,900	(5)	70,281	2,058	(6)	76,125
	883	(3)	32,662	3,061	(7)	113,226
	1,312	(4)	48,531
Michael R. Kennedy	762	(3)	28,186	1,777	(6)	65,731
	1,133	(4)	41,910	2,642	(7)	97,728
	170	(10)	6,288	396	(10)	14,648
G. Douglas King	280	(11)	10,357	1,302	(6)	48,161
	558	(3)	20,640	1,935	(7)	71,576
	830	(4)	30,702	610	(12)	22,564
	262	(12)	9,691
R. Craig Yoder	645	(3)	23,859	1,502	(6)	55,559
Mark A. Zorko	-		-	-		-

(1)	Amounts set forth in these columns equal the number of shares of target restricted stock indicated multiplied by the closing price of $36.99 for Landauer’s common stock on September 30, 2015.

(2)	Mr. Leatherman’s stock award of 2,075 shares was granted for his services in the role of Director. This award vests on February 21, 2016.

(3)	These awards vest in full on September 30, 2016.

(4)	These awards vest in full on September 30, 2017.

(5)	These awards vest in full on April 15, 2016.

(6)	These awards, which represent the performance-based component of the fiscal 2014 annual equity award, vest on September 30, 2016 based upon achievement of certain performance goals. For restricted stock with performance conditions, the amounts assume the organization will achieve the performance criteria at targeted levels and the granted shares of restricted stock will vest based upon the achievement of the performance goals. The amounts disclosed in this table are not necessarily indicative of the amounts that may be realized by Landauer’s named executives.

(7)	These awards, which represent the performance-based component of the fiscal 2015 annual equity award, vest on September 30, 2017 based upon achievement of certain performance goals. For restricted stock with performance conditions, the amounts assume the organization will achieve the performance criteria at targeted levels and the granted shares of restricted stock will vest based upon the achievement of the performance goals. The amounts disclosed in this table are not necessarily indicative of the amounts that may be realized by Landauer’s named executives.

(8)	One-half of these awards vests on April 1, 2016. The remaining half of these awards vests on April 1, 2017.

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PROXY STATEMENT	Executive Compensation – Tables

(9)	In connection with his promotion from Vice President, Corporate Controller and Chief Accounting Officer to the Company’s Vice President, Chief Financial Officer and Secretary effective April 15, 2015, Mr. Fujii was granted an additional time-based restricted stock award of 2,238 shares of the Company’s common stock with a value of approximately $80,000 as of the grant date, subject to vesting over a three-year period based on the satisfaction of performance goals related to his employment. These awards vest on April 15, 2018.

(10)	In connection with his appointment as the Company’s Senior Vice President, Strategic Marketing and Product Development effective April 1, 2015, Mr. Kennedy was awarded 566 shares of the Company’s common stock with a value of approximately $20,000 as of the grant date, subject to vesting over a three-year period based on the satisfaction of performance goals related to his employment. These awards vest on April 1, 2018.

(11)	These awards vest on October 1, 2015.

(12)	In connection with his appointment as the Company’s Senior Vice President, Administration and Chief Information Officer effective April 1, 2015, Mr. King was awarded 872 shares of the Company’s common stock with a value of approximately $30,800 as of the grant date, subject to vesting over a three-year period based on the satisfaction of performance goals related to his employment. These awards vest on April 1, 2018.

34

Executive Compensation – Tables	PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR ENDED SEPTEMBER 30, 2015

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Michael T. Leatherman	1,779	63,599
Daniel J. Fujii	-	-
Michael P. Kaminski	2,935	106,209
Michael R. Kennedy	977	36,139
G. Douglas King	997	35,780
R. Craig Yoder	1,880	69,541
Mark A. Zorko	-	-

(1)	The value realized on the vesting of restricted stock awards is based on the Company’s closing market price of its common stock on the date of vesting.

PENSION BENEFITS FOR FISCAL YEAR ENDED SEPTEMBER 30, 2015

Name(1)	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(2) ($)
R. Craig Yoder	Supplemental Key Executive Retirement Plan of Landauer, Inc.	26	55,006
	Landauer, Inc. Retirement Plan	26	2,117,061

(1)	Mr. Leatherman, Mr. Fujii, Mr. Kaminski, Mr. Kennedy, Mr. King and Mr. Zorko are not eligible for pension benefits.

(2)	Information on the valuation method and material assumptions applied in calculating the present value of accumulated benefit is set forth in the footnote “Employee Benefit Plans” of the Notes to Consolidated Financial Statements of Landauer’s 2015 Annual Report on Form 10-K.

35

PROXY STATEMENT	Executive Compensation – Tables

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR ENDED SEPTEMBER 30, 2015

Name	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings (Losses) in Last FY ($)	Aggregate Balance at Last FYE(2) ($)
Michael T. Leatherman(3)	45,750	-	45,750
Daniel J. Fujii	19,880	1	27,921
Michael P. Kaminski	27,037	(1,736)	64,646
Michael R. Kennedy	21,450	(5,763)	68,070
G. Douglas King	21,450	(5,506)	131,739
R. Craig Yoder(4)	21,045	(11,939)	269,102
Mark A. Zorko(5)	13,420	(16,615)	258,066

(1)	The amounts in this column represent the annual Company contributions earned during fiscal 2015, which the Company will credit to the executives’ accounts during fiscal 2016. These amounts are included in the Summary Compensation Table as “All Other Compensation.”

(2)	The aggregate balance at September 30, 2015 includes compensation which was reported for the executives in previous years.

(3)	Mr. Leatherman became eligible to participate in the Company’s NQ Excess Plan effective December 15, 2014 following his appointment as President and Chief Executive Officer.

(4)	Mr. Yoder relinquished his position as Senior Vice President–Technology and Innovation and transitioned to the role of Senior Technical Advisor effective February 9, 2015. In connection with his transition, Mr. Yoder remained eligible to participate in the NQ Excess Plan. The aggregate balance at last fiscal year end reflects Mr. Yoder’s voluntary deferred compensation, net of distributions, plus that portion of a Company contribution to the NQ Excess Plan through the end of fiscal 2015.

(5)	Mr. Zorko resigned as the Company’s Interim Chief Financial Officer effective April 15, 2015. Because Mr. Zorko was hired on an interim basis, he did not receive any equity awards, but was eligible to participate in the NQ Excess Plan. The aggregate balance at last fiscal year end reflects both Mr. Zorko’s voluntary deferred compensation plus that portion of a Company contribution to the NQ Excess Plan through the end of fiscal 2015.

Deferred Compensation Plan

Landauer established the NQ Excess Plan effective April 1, 2009. Under the NQ Excess Plan, certain employees, including the Company’s executive officers, are entitled to (a) receive Company contributions based on a percentage of base pay, and (b) elect to defer up to 60% of base pay and up to 100% of commissions and bonuses, subject to the authority of the committee that administers the plan (the “Plan Committee”) to specify a different maximum percentage of compensation that may be deferred. Bonuses include performance-based compensation contingent upon the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least twelve months and fiscal year compensation services performed during a period of one or more consecutive fiscal years of the Company and payable after the period of service has concluded. Participants’ account balances under the NQ Excess Plan are adjusted to track the investment returns of mutual funds selected by the participants from a menu of mutual funds selected by the Plan Committee. Participants may change their investment elections as frequently as permitted by the Plan Committee.

Amounts attributable to Company contributions and voluntary deferrals that are payable under the NQ Excess Plan as a result of death, disability or separation prior to retirement (defined as separation after the earlier of (i) age 55 and the completion of at least 10 years of service or (ii) age 65) are distributed in the form of a lump sum payment. Amounts attributable to Company contributions that are payable as a result of retirement are distributed in five annual installments. Amounts attributable to voluntary deferrals that are payable as a result of retirement are distributed in either a lump sum payment or in annual installments over a period of 2 to 5 years, as elected by the participant. Amounts attributable to voluntary deferrals may also be distributed prior to separation in either a lump sum payment or in annual installments over a period of 2 to 5 years commencing on a date specified by the participant, which is at least 2 years after the beginning of the applicable deferral period.

36

Executive Compensation – Tables	PROXY STATEMENT

Severance Agreements

Landauer has entered into employment agreements with certain of its executives. Generally these agreements provide that in the event of termination of employment under certain circumstances by Landauer other than for cause, death, disability or voluntary termination, as defined in the respective employment agreements, the executive will be entitled to continuation of base salary, prorated or average annual bonuses and certain other benefits.

All NEOs are also entitled to receive other benefits, such as vested pension, vested non-qualified excess plan compensation, vested stock or options, and continuation of health and life benefits, which are available to all employees in those situations.

Per the terms of Mr. Yoder’s Employment Agreement, as amended effective February 9, 2015 (the “Second Amendment”) and subsequently amended effective September 30, 2015 (the “Third Amendment”), the current term of the Employment Agreement will remain in effect through the scheduled termination date of February 8, 2017 and the Company will continue to pay Mr. Yoder an annual base salary of $280,595. In addition, upon his separation of service from the Company effective September 30, 2015, per the terms of the Third Amendment, he received the following benefits:

•	Accelerated vesting of 1,054 shares associated with Mr. Yoder’s unvested Performance-Based Restricted Stock Award of 3,127 shares granted on February 9, 2015, per the terms of the Third Amendment to the Employment Agreement. These shares have a value of $38,987, based on the closing price for the Company’s common stock on the effective date of the Third Amendment. The remaining shares in which Mr. Yoder did not vest were forfeited.

•	Payment of vacation accrued prior to September 30, 2015.

Mr. Yoder will continue to remain eligible to participate in the Company’s health and welfare plans and the Landauer, Incorporated 401(k) Retirement Savings Plan, subject to the terms of such plans and programs. In addition, Mr. Yoder will be entitled to commence receipt of his benefits under the Landauer, Inc. Retirement Plan, the Supplemental Key Executive Retirement Plan of Landauer, Inc. and the Landauer, Incorporated 401(k) Retirement Savings Plan in accordance with, and at the times set forth in, such plans.

Because Mr. Yoder incurred a separation of service effective September 30, 2015, he will receive a distribution from his account under the NQ Excess Plan as further described in this Proxy Statement above on page 36 under the “Deferred Compensation Plan” section and “Nonqualified Deferred Compensation Plan for Fiscal Year Ended September 30, 2015” table.

Executive Special Severance Plan: The Company maintains the Landauer, Inc. Executive Special Severance Plan, as amended and restated on November 12, 2014 (the “Special Severance Plan”), in which certain of Landauer’s executives participated in as of September 30, 2015, including Mr. Fujii, Mr. Kaminski, Mr. Kennedy and Mr. King. Under the Special Severance Plan, in the event of a change in control if, the executive’s employment is terminated involuntarily without cause or is terminated by the executive for good reason, as defined in the plan, within two years following a change in control, the executive will receive a lump sum payment equal to two times for Mr. Fujii, Mr. Kaminski Mr. Kennedy and Mr. King, the sum of: (i) the highest annual rate of the executive’s base salary during the 12-month period immediately prior to his termination and (ii) the greater of the executive’s target annual bonus for the year of termination or a bonus calculated based on the average of the prior three fiscal years bonuses as percentages of the executive’s base salary during those prior three fiscal years. The terminated executive also will receive continued medical, dental and life insurance coverage for up to two years for Mr. Fujii, Mr. Kaminski, Mr. Kennedy and Mr. King, as well as outplacement services. The Special Severance Plan requires the executive to enter into a noncompetition/ nonsolicitation agreement and execute a general release of claims against Landauer and its affiliates to receive the severance payments and benefits described above.

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PROXY STATEMENT	Executive Compensation – Tables

Additionally, on November 12, 2014, the Committee amended the Special Severance Plan to provide for double trigger vesting. Under the terms of the Special Severance Plan, in the event of a change in control if the executive’s employment is terminated involuntarily without cause or is terminated by the executive for good reason, as defined in the plan, within two years following a change in control, all of the executive’s outstanding stock options and other equity awards become exercisable, or vested, in full, and any outstanding stock options will remain exercisable until the earlier of the first anniversary of the executive’s termination of employment or the original expiration date of the option.

For purposes of the Special Severance Plan, a “change in control” generally means (i) certain acquisitions of 30% or more of the then outstanding shares of the Company’s common stock, (ii) a change in the Board of Directors resulting in the incumbent directors ceasing to constitute at least a majority of the Board of Directors, (iii) the consummation of a reorganization, merger or consolidation, or sale or disposition of all or substantially all of the assets of Landauer (unless, among other conditions, Landauer’s stockholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a plan of complete liquidation or dissolution of Landauer.

Our Special Severance Plan does not provide for any excise tax gross-up. Rather, it provides that if benefits and payments provided under the Plan would trigger an excise tax under Section 4999 of the Internal Revenue Code, those benefits will either (i) be reduced to a level where such excise tax would not apply or (ii) remain unchanged and be subject to the excise tax, depending on which outcome would result in a better after-tax result to the participant.

Executive Severance Plan: On February 20, 2013, the Committee approved the Executive Severance Plan in which certain of Landauer’s executives participated in as of September 30, 2015, including Mr. Fujii, Mr. Kaminski, Mr. Kennedy and Mr. King. Under the Executive Severance Plan, if the executive’s employment is terminated involuntarily without cause, as defined in the plan, and the executive is not otherwise entitled to termination benefits pursuant to the Special Severance Plan due to a termination within 24 months following a change in control, the executive will receive (i) salary continuation for a period of 24 months for Mr. Kaminski and 18 months in the case of the other NEOs eligible to participate in the plan, (ii) continued medical coverage for a period of 24 months for Mr. Kaminski and 18 months in the case of the other NEOs eligible to participate in the plan and (iii) outplacement services. The Executive Severance Plan requires the executive to enter into a noncompetition/nonsolicitation agreement and execute a general release of claims against Landauer and its affiliates to receive the severance payments and benefits described above.

Incentive Compensation Plan: Effective November 12, 2014, the Compensation Committee amended the Landauer, Inc. Incentive Compensation Plan to provide for the following treatment of stock awards and cash performance awards upon a termination without cause:

•	In the case of time-based restricted stock awards or restricted stock unit awards, the awards will vest on a pro-rata basis based on service through the date of termination, unless such termination occurs within 24 months of a change in control in which case the award will vest in full;

•	In the case of performance stock awards or performance stock unit awards, the target number of shares subject to the award will be pro-rated on the termination date, based on service through the date of termination, and such pro-rata performance share award amount will vest based on actual performance on the last day of the performance period, unless such termination occurs within 24 months of a change in control in which case the award will vest in full at the target level; and

•	In the case of cash performance awards, the award will vest on a pro-rata basis based on service through the date of termination at the lesser of target or actual performance measured on the last day of the performance period.

The Company’s Incentive Compensation Plan provides that upon a termination due to death or disability, stock awards and performance cash awards will vest in full and any applicable performance measures will be deemed satisfied at the target level.

38

Executive Compensation – Tables	PROXY STATEMENT

PAYMENTS UPON TERMINATION FOLLOWING A CHANGE IN CONTROL ASSUMING TERMINATION ON SEPTEMBER 30, 2015

Name	Severance Pay(2) ($)	Option Exercises and Stock Vesting(3) ($)	Retirement Plan Benefits(4) ($)	Continued Perquisites and Benefits(5) ($)	Total ($)
Michael T. Leatherman(1)	-	-	-	-	-
Daniel J. Fujii	717,073	129,142	8,040	57,074	911,329
Michael P. Kaminski	786,186	210,923	38,332	54,815	1,090,256
Michael R. Kennedy	650,463	194,258	-	57,073	901,794
G. Douglas King	689,432	155,879	-	55,537	900,848

(1)	Mr. Leatherman is not a participant in the Special Severance Plan.

(2)	Amounts represent lump-sum cash payments equal to two times, for Mr. Fujii, Mr. Kaminski, Mr. Kennedy and Mr. King, the sum of the highest annual rate of the executive’s base salary during the 12-month period immediately prior to his termination, and the greater of the executive’s target annual bonus for the year of termination or a bonus calculated based on the average of the prior three fiscal years bonuses as percentages of the executive’s base salary during those prior three fiscal years. Per the terms of the Special Severance Plan, these amounts have been reduced to a level whereby the excise tax triggered under Section 4999 of the Internal Revenue Code would not apply.

(3)	Amounts equal the number of shares of restricted stock outstanding at September 30, 2015 multiplied by the closing price of $36.99 for the Company’s common stock on September 30, 2015.

(4)	Amounts represent accumulated unvested Company contributions under the NQ Excess Plan which immediately vest and are paid upon termination following a change in control.

(5)	Amounts include continued medical, dental and life insurance coverage for up to 2 years for Mr. Fujii, Mr. Kaminski, Mr. Kennedy, and Mr. King, as well as outplacement services.

Compensation of Directors

During fiscal 2014, the Board of Directors engaged Hay Group to assess the market competitiveness of the compensation paid to directors. Hay Group’s analysis showed that the Company’s existing compensation program for directors was below the market median. Nonetheless, due to the Company’s performance for fiscal 2014, the Board of Directors elected not to increase director compensation in fiscal 2015 and to evaluate the appropriate level of director compensation for fiscal 2016. During fiscal 2015, each non-employee director was paid an annual retainer in the amount of $42,000. The non-executive Chairman of the Board received an additional annual retainer of $50,000. The Audit Committee Chair received an additional annual retainer of $15,000. Each of the Compensation and Governance and Nominating Committee Chairs received an additional annual retainer of $10,000. All retainers are paid quarterly.

Landauer also maintains a long-term incentive plan, as approved by stockholders, under which non-employee directors receive annual grants of restricted stock or restricted stock units. During fiscal 2015, the value of the annual equity grant to non-employee directors was $103,000. In March 2015, non-employee directors each were awarded grants of 2,906 restricted shares of common stock that vest ratably over the two years after the grant date. If the director ceases to be a member of the Board for any reason other than disability, retirement on or after age 70, or death, each share subject to the award that has not vested prior thereto shall be forfeited by the director. Non-employee directors who are appointed to the Board at other than the annual meeting date are granted a prorated award. The Company has established a share ownership goal for directors of three times their annual retainer. For more information including what shares are counted towards the ownership goal, please see “Stock Ownership Guidelines, Anti-Hedging and Anti-Pledging Policies” in this Proxy Statement above on page 26 in the CD&A.

39

PROXY STATEMENT	Executive Compensation – Tables

At the August 24, 2015 meeting of the Compensation Committee of the Board of Directors, Hay Group provided an overview of non-employee director compensation trends and the Company’s historical and current approach to director compensation, noting that the Company’s current level of compensation for non-employee directors is below the average and the median of the Company’s peer group. On August 25, 2015, the Board of Directors approved the Compensation Committee’s recommendation to change the fiscal 2016 non-employee director compensation as follows, even though it still remains below the market median:

•	an increase to $45,000 in the annual cash retainer;

•	an increase to $18,000 in the retainer for the Chair of the Audit Committee, and an increase to $12,000 for each of the Chair of the Compensation Committee and the Chair of the Governance and Nominating Committee;

•	an increase to $115,000 in the annual restricted stock equity grant for non-employee directors, with one-year cliff vesting to align with the annual election of directors; and

•	the establishment of an annual retainer of $25,000 as compensation for the newly created appointment of Lead Director of the Board of Directors.

The following table provides information concerning director compensation for the fiscal year ended September 30, 2015:

40

Executive Compensation – Tables	PROXY STATEMENT

DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED SEPTEMBER 30, 2015

Name(1)	Fees Earned or Paid In Cash ($)	Stock Awards(4,5) ($)	Total ($)
Jeffrey A. Bailey(2)	19,250	97,383	116,633
Robert J. Cronin(3)	92,000	103,000	195,000
William G. Dempsey	52,000	103,000	155,000
David E. Meador	57,000	103,000	160,000
Stephen C. Mitchell	52,000	103,000	155,000
Thomas M. White	42,000	103,000	145,000

(1)	Michael T. Leatherman’s compensation is shown in the Summary Compensation Table.

(2)	On April 15, 2015, the Board appointed Jeffrey A. Bailey as an Independent Director of the Board of Directors. Mr. Bailey will participate in the current director compensation arrangements applicable to non-employee directors. Under the terms of those arrangements, he received a prorated annual retainer of $19,250 for service on the Company’s Board of Directors for fiscal 2015. Pursuant to the Company’s long-term incentive plan, Mr. Bailey was granted units of 2,724 restricted shares of common stock with a grant date value of $97,383 that vest ratably over the two years after the grant date.

(3)	On August 25, 2015, the Board appointed Robert J. Cronin to the new position of Lead Director of the Board of Directors. For his services as Lead Director, Mr. Cronin will receive an annual retainer of $25,000 beginning in fiscal 2016 in addition to the annual retainer paid to Mr. Cronin as a member of the Board.

(4)	The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in the valuation of equity awards is set forth in Note 1 of the Notes to Consolidated Financial Statements of Landauer’s 2015 Annual Report on Form 10-K.

(5)	Each director listed in the table, except for Mr. Bailey, had 4,981 shares of restricted stock outstanding as of September 30, 2015. Mr. Bailey had 2,724 shares of restricted outstanding as of September 30, 2015.

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PROXY STATEMENT	Executive Compensation – Tables

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2015 regarding the number of shares of Common Stock that may be issued under the Company’s equity compensation plans. All equity compensation plans have been approved by the Company’s stockholders.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	2,000	$49.88	179,627
Equity compensation plans not approved by security holders	-	-	-
Total	2,000	$49.88	179,627

(1)	This amount represents shares of Common Stock available for issuance of stock-based awards under the Landauer, Inc. Incentive Compensation Plan (the “Existing Plan”). Any shares reserved for award and unused under the previous incentive plans were cancelled. If Proposal 4 is approved by stockholders, no additional awards will be made under the Existing Plan.

42

Executive Compensation – Certain Relationships and Related Person Transactions	PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

As a matter of practice, the Board of Director’s Audit Committee is responsible for review, approval or ratification of related person transactions for which disclosure would be required under Item 404(a) of Regulation S-K. The Company requires that related person transactions be identified during its annual review process through completion of a director’s and officer’s questionnaire. If a transaction should occur, management and the Audit Committee would assess the related facts and only allow for transactions that are in the best interest of the stockholders. This includes current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds $120,000, and in which any of the Company’s executive officers, directors, or greater than five percent stockholders, or any members of their immediate families has a direct or indirect material interest.

43

PROXY STATEMENT	Executive Compensation – Audit Committee Report

AUDIT COMMITTEE REPORT

Landauer’s Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2015. Additionally, the Audit Committee has reviewed and discussed with management and the independent public accountants the Company’s unaudited interim financial statements as of and for the end of each of the first three fiscal quarters for the year ended September 30, 2015. These discussions occurred prior to the issuance of news releases reporting such quarterly results and prior to the filing of the related Quarterly Reports on Form 10-Q with the SEC.

During fiscal 2014, management identified material weaknesses in the Company’s internal control over financial reporting. The Audit Committee responded promptly in fiscal 2015 to oversee the remediation of the material weaknesses. At the direction of the Audit Committee, the Company appointed a new Chief Financial Officer and a new Chief Accounting Officer during fiscal 2015. Management, with oversight from the Audit Committee, dedicated significant resources to improve the control environment and to remedy the identified material weaknesses during fiscal 2015. As of September 30, 2015, the Company fully remediated two of the material weaknesses identified in fiscal 2014 and identified no new material weaknesses during fiscal 2015.

Management believes that they have designed and implemented the appropriate controls to fully remediate the remaining material weaknesses as of September 30, 2015. However, the Company is required to demonstrate the effectiveness of the new processes for a sufficient period of time after September 30, 2015. Therefore, the Company continued to report material weaknesses for the fiscal year ended September 30, 2015 in “Management’s Report on Internal Control over Financial Reporting” in the Company’s 2015 Annual Report on Form 10-K.

The Audit Committee discussed with BDO, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence. In addition, the Audit Committee considered whether the provision by the independent accounting firm of non-audit services is compatible with maintaining the independent accounting firm’s independence from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above for the fiscal year ended September 30, 2015 be included in the Company’s Annual Report on Form 10-K filed with the SEC.

Members of the Audit Committee:

David E. Meador, Chairman

Jeffrey A. Bailey

Robert J. Cronin

Thomas M. White

44

Fees Billed by Independent Public Accountants	PROXY STATEMENT

FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

The following table presents fees for professional audit services rendered for the audit of the Company’s annual financial statements for the fiscal year ended September 30, 2015 (performed by BDO) and for the fiscal year ended September 30, 2014 (performed by PricewaterhouseCoopers LLP (“PwC”), and fees billed for other services rendered by its independent public accountants during those periods.

	Fiscal 2015	Fiscal 2014
Audit Fees	$713,000	$1,890,000
Audit-Related Fees	-	-
Tax Fees	-	65,000
All Other Fees	-	-

Audit Fees. Audit fees include financial statement audits and reviews under statutory or regulatory requirements and services that generally only the auditor reasonably can provide, including issuance of comfort letters and consents for debt and equity issuances and other attest services required by statute or regulation.

Audit-Related Fees. Audit-related services consisted principally of audits of other entities related to the Company and other attest projects. The Company did not incur any audit-related fees for fiscal 2015 or fiscal 2014.

Tax Fees. Tax fees consist primarily of tax compliance, tax planning and tax advice services.

All Other Fees. All other fees primarily reflect accounting research software license costs. The Company did not incur any other fees for fiscal 2015 or fiscal 2014.

Policy for Approval of Audit and Permitted Non-audit Services

All audit and non-audit services provided by the Company’s principal accountants must be pre-approved by the Audit Committee. Accordingly, policies and procedures were established whereby the Audit Committee approves performance of all audit and non-audit services in advance. Based in part on consideration of the non-audit services provided by PricewaterhouseCoopers LLP during fiscal 2014, the Audit Committee determined that such non-audit services were compatible with maintaining the independence of PwC. The Audit Committee approved 100% of the services described above. The Company believes that none of the time expended on PwC’s engagement to audit the Company’s financial statements for fiscal 2014, or BDO’s engagement to audit the Company’s financial statements for fiscal 2015, was attributable to work performed by persons other than PwC’s full-time, permanent employees or BDO’s full-time, permanent employees.

Change in Independent Auditor

As disclosed in the Current Report on Form 8-K filed by the Company on June 1, 2015, the Audit Committee of the Board of Directors appointed BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015 and dismissed PwC, both effective as of May 28, 2015.

PwC’s reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended September 30, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

45

PROXY STATEMENT	Fees Billed by Independent Public Accountants

During the fiscal years ended September 30, 2014 and 2013, and the subsequent interim period through May 28, 2015, the date of PwC’s dismissal, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports for such fiscal years. There were “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), as disclosed in the Company’s Annual Reports on Form 10-K for the fiscal years ended September 30, 2014 and September 30, 2013 and Quarterly Reports on Form 10-Q for the quarters ending March 31, 2014, June 30, 2014, December 31, 2014 and March 31, 2015, related to the existence of material weaknesses in the Company’s internal controls over financial reporting related to the following:

•	the Company did not maintain a sufficient complement of personnel with an appropriate level of knowledge of accounting, experience and training commensurate with its financial reporting requirements; additionally, the Company did not consistently establish appropriate authorities and responsibilities in pursuit of financial reporting objectives;

•	the Company did not design effective controls over the preparation and review of its Consolidated Statement of Cash Flows. Specifically, controls were not designed to evaluate whether transactions were properly classified within the Consolidated Statement of Cash Flows, including nonrecurring transactions and adjustments pertaining to purchases of property, plant and equipment;

•	the Company did not design and maintain processes and procedures that restrict access to key financial systems and records to appropriate users and evaluate whether appropriate segregation of duties was maintained. Specifically, certain personnel had access to financial applications, programs and data beyond that needed to perform their individual job responsibilities without independent monitoring;

•	the Company did not design and implement effective risk assessment with regard to its processes and procedures commensurate with its financial reporting requirements. Specifically, the Company did not design and implement controls in response to risks of misstatement of the financial statements;

•	the Company did not maintain processes and procedures that were adequately designed, documented and executed to support the accurate and timely reporting of revenue and the related receivables. Specifically, the Company did not design and maintain effective controls to evaluate whether revenue was recognized in accordance with agreed-upon terms and conditions, including customer order entry, pricing, customer acceptance provisions, and recorded in the proper period; and

•	the Company did not design effective controls to evaluate whether cash and investments held by foreign affiliates were appropriately accounted for and classified.

PwC’s report on the effectiveness of the Company’s internal control over financial reporting as of September 30, 2014, which was included in the Company’s 2014 Annual Report on Form 10-K, contained an adverse opinion thereon. The Audit Committee discussed the material weaknesses in the Company’s internal control over financial reporting with PwC, and authorized PwC to fully respond to the inquiries of BDO, the successor independent registered public accounting firm, concerning such material weaknesses.

The Company furnished a copy of the above disclosures to PwC and requested that PwC provide a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of such letter was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2015.

During the Company’s fiscal years ended September 30, 2014 and 2013, and the subsequent interim period through May 28, 2015, the date of BDO’s appointment, neither the Company, nor anyone acting on the Company’s behalf, consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither were a written report or oral advice provided to the Company by BDO that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

46

Ratification of Appointment of Independent Registered Public Accounting Firm	PROXY STATEMENT

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The stockholders will be asked at the Annual Meeting to ratify the appointment by the Audit Committee of BDO as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016. BDO, 330 North Wabash Avenue, Chicago, Illinois, has served as independent public accountants for Landauer since fiscal 2015, and it will be recommended to the stockholders that they ratify such appointment. The Audit Committee, comprised of Jeffrey A. Bailey, Robert J. Cronin, David E. Meador and Thomas M. White, has approved this appointment. Representatives of BDO will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

If a quorum is present, in order to ratify the appointment of BDO as Landauer’s independent registered public accounting firm for the fiscal year ending September 30, 2016, a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal must vote in favor of it.

Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors and the Audit Committee recommend a vote FOR the ratification of the appointment of BDO as the independent registered public accounting firm of Landauer for the fiscal year ending September 30, 2016.

47

PROXY STATEMENT	Non-Binding Advisory Vote to Approve Executive Compensation

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, the Company asks that you indicate your approval, on a non-binding basis, of a resolution relating to the compensation of its named executive officers as disclosed in this Proxy Statement under the heading “Executive Compensation” (commonly referred to as a “say-on-pay vote”). Since your vote on this resolution is a non-binding advisory vote, it will not be binding on the Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. Consistent with the direction of our stockholders, the say-on-pay vote is held on an annual basis until the next non-binding stockholder vote on the frequency with which the say-on-pay vote should be held.

As disclosed in the CD&A, Landauer designs its compensation program to maintain a performance and achievement-oriented environment throughout the Company, while ensuring the program does not create unnecessary or excessive risk. The goals of the Company’s executive compensation program are to:

•	Attract and retain highly talented executives capable of delivering long-term success;

•	Align the executives’ interests with the interests of Landauer’s stockholders; and

•	Motivate executives to achieve the Company’s short and long-term business objectives via a performance-driven incentive program through legal and ethical means.

Consistent with these goals and also as disclosed in the CD&A, the Board has developed and approved an executive compensation philosophy to provide a framework for the Company’s executive compensation program. The key components of this philosophy are:

•	Total compensation will be targeted to be competitive with the marketplace in which executive talent is recruited. “Competitive” is defined as around the 50th percentile using market compensation information. Actual pay can vary from the 50th percentile based on specific circumstances;

•	The mix of compensation elements is designed to reflect strategic business needs;

•	Incentive compensation is tied to short-term goals and long-term strategic plans in a balanced manner so that it supports the Company’s efforts to achieve both its short-term and long-term goals;

•	The degree of compensation at risk will positively correlate to responsibility level;

•	Performance is assessed on both financial and non-financial goals using qualitative and quantitative metrics;

•	Compensation is differentiated based on factors that are relevant to each form of compensation; and

•	The executives’ interests should be aligned with those of the Company’s stockholders through executive stock ownership.

If a quorum is present, in order to approve the resolution below, a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal must vote in favor of the resolution.

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

Non-Binding Advisory Vote to Approve Executive Compensation

The Board of Directors recommends a vote FOR the approval of the resolution above relating to the compensation of the Company’s named executive officers.

48

Approval of the 2016 Landauer, Inc. Incentive Compensation Plan	PROXY STATEMENT

APPROVAL OF THE 2016 LANDAUER, INC. INCENTIVE COMPENSATION PLAN

GENERAL

The Board of Directors (the “Board”) is proposing the 2016 Landauer, Inc. Incentive Compensation Plan (the “Plan”) for stockholder approval. The Plan was approved by the Board on December 23, 2015, subject to stockholder approval. The Plan will only become effective upon stockholder approval, and no awards will be made under the Plan prior to that time. If approved, the Plan will replace the Landauer, Inc. Incentive Compensation Plan, as most recently approved by our stockholders on February 7, 2008 (the “Existing Plan”). Upon stockholder approval of the Plan, no further awards will be granted pursuant to the Existing Plan and any shares remaining available under the Existing Plan will not be transferred to the Plan. The terms and conditions of outstanding awards under the Existing Plan will not be affected by the adoption or approval of the Plan, and the Existing Plan will remain in effect with respect to such awards. Shares reserved for issuance under the Plan will not be increased by outstanding awards under the Existing Plan that terminate or are settled without the issuance of shares.

The purposes of the Plan are to (i) align the interests of the Company’s stockholders and recipients of awards under the Plan, (ii) attract and retain directors, officers and other key employees and (iii) motivate such persons to act in the long-term best interests of the Company’s stockholders. Under the Plan, the Company may grant (a) stock options and stock appreciation rights (“SARs”), (b) stock awards, consisting of restricted stock, restricted stock units, performance shares and performance share units and (c) cash performance awards. Officers, other employees and nonemployee directors, and persons expected to become officers, other employees and nonemployee directors, of the Company and its subsidiaries as the Committee (as defined below) in its sole discretion may select from time to time will be eligible to participate in the Plan. The Company currently has approximately 600 employees and 6 non-employee directors who would be eligible to participate in the Plan. On December 31, 2015, the closing sale price per share of Common Stock on the New York Stock Exchange (“NYSE”) was $32.92.

The Company is committed to using equity incentive awards prudently and within reasonable limits. Our historic average burn rate over the past three fiscal years, representing equity award grants as a percentage of total shares outstanding is 2.03 percent calculated in accordance with the methodology used by Institutional Shareholder Services (ISS). Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” approval of the Plan.

PLAN HIGHLIGHTS

Some of the key features of the Plan are as follows:

•	The Plan will be administered by a committee of the Board (the “Committee”) comprised entirely of independent directors;

•	Stock options and SARs granted under the Plan may not be repriced without stockholder approval;

•	The Board will not have discretion to accelerate awards granted under the Plan other than in the event of a “Change In Control” (as defined in the Plan);

•	Under the terms of the Plan, upon a termination of employment without cause, stock awards and cash performance awards vest on a pro-rata basis based on service through the date of termination (and in the case of performance-based awards in a non-change in control context), based on the lesser of actual performance as determined by the Committee, and target performance.

•	“Liberal share recycling” is prohibited–meaning that the Plan does not recycle shares that were not issued or delivered upon the net settlement or net exercise of an option or SAR, or shares delivered to or withheld by us to pay the purchase price or withholding taxes relating to an outstanding award;

•	Under the Plan, 700,000 shares of Common Stock will initially be available for awards; and

•	The purchase price of options and the base price for SARs granted under the Plan may not be less than the fair market value of a share of Common Stock on the date of grant.

49

PROXY STATEMENT	Approval of the 2016 Landauer, Inc. Incentive Compensation Plan

DESCRIPTION OF THE PLAN

The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached as Exhibit A to this proxy statement and incorporated herein by reference.

ADMINISTRATION. The Plan will be administered by the Committee, which will have the authority to select persons who will receive awards and determine all of the terms and conditions of each award. Except with respect to (i) grants to executive officers of the Company and persons whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Code, and (ii) the selection for participation in the Plan of an officer, director or other person subject to Section 16 of the Securities and Exchange act of 1934, as amended or decisions concerning the timing, pricing or amount of an award to such an officer director or other person, the Committee may, subject to applicable law, delegate some or all of its authority to administer the Plan to the Chief Executive Officer or other executive officer of the Company.

AVAILABLE SHARES. Under the Plan, 700,000 shares of Common Stock are available for awards, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change or event. As of September 30, 2015, 179,627 shares of Common Stock remain available for awards to employees under the Existing Plan. If the Plan is approved by stockholders, the Existing Plan will be terminated and no further awards will be granted under that plan.

The number of shares available under the Plan will be reduced by the number of shares of Common Stock which become subject to outstanding awards and delivered upon the settlement of cash performance awards payable in shares. To the extent that shares of Common Stock subject to an outstanding award are not issued by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares shall again be available under the Plan.

LIMITS ON GRANTS. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder (i) the maximum number of shares with respect to which options or SARs or a combination thereof may be granted during any fiscal year to any person will be 200,000, subject to adjustment as described above, (ii) the maximum number of shares with respect to which stock awards subject to performance measures may be granted during any fiscal year to any person will be 200,000, subject to adjustment as described above, and (iii) the maximum amount that may be payable with respect to cash performance awards granted during any performance period to any person will be $2,500,000.

NO REPRICING. Except in connection with an adjustment relating to a change in the Company’s capital structure as described above, the Committee may not, without stockholder approval, amend or replace any previously granted option or SAR in a transaction that constitutes a repricing under the rules of the NYSE.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The Committee may grant (i) non-qualified stock options, or incentive stock options within the meaning of Section 422 of the Code and (ii) stock appreciation rights either independently of, or in tandem with, stock options. Upon exercise of an option, the exercise price must be paid (a) in cash, (b) by delivery of certain previously-acquired shares of Common Stock, (c) by authorizing the Company to withhold whole shares of Common stock which would otherwise be delivered, (d) except as may be prohibited by applicable law, by delivery of an irrevocable notice of exercise to a broker-dealer acceptable to the Company or (e) by a combination of cash and delivered or withheld shares.

The exercise price of an option and the base price of an SAR will not be less than 100% of the fair market value of the Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with an option will be the exercise price of the related option. No incentive stock option will be exercisable more than ten years after its date of grant, provided that if the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company, the option will be exercisable for no more than five years after its date of grant and the option exercise price will be the price required by the Code, currently 110% of the fair market value of the Common Stock on its date of grant.

In the event of termination of employment by reason of retirement (except in the case of an incentive stock option) on or after age 65 (or prior to age 65 with the consent of the Committee) or by reason of death or disability, each option and SAR will become fully exercisable for one year (subject to extension in the case of death) after the date of such termination (or such other period, or shorter period in the case of an incentive stock option, as determined by the Committee), but in no event after the expiration of such option or SAR. In the event of termination of employment for

50

Approval of the 2016 Landauer, Inc. Incentive Compensation Plan	PROXY STATEMENT

cause, each option or SAR shall terminate on the date of such termination of employment. In the event of termination of employment for any other reason (including retirement in the case of an incentive stock option), each option and SAR will be exercisable to the extent exercisable on the date of such termination of employment for a period of three months (subject to extension in the case of death) after such termination of employment (or, in the case of a nonqualified stock option, such other period as determined by the Committee), but in no event after the expiration of such option or SAR.

STOCK AWARDS. The Plan provides for the grant of stock awards in the form of restricted stock awards, restricted stock unit awards, performance share awards and performance share unit awards. Restricted stock awards consist of shares, and restricted stock units consist of rights, in each case the vesting of which is subject to a restriction period determined by the Committee and may be subject to other terms and conditions, including the attainment of performance measures within a specified performance period. Restricted stock unit awards entitle the holder thereof to receive, upon vesting, shares or cash, or a combination thereof. Performance share awards consist of shares and performance share unit awards consist of rights, in each case the vesting of which is subject to the attainment of performance measures within a specified performance period determined by the Committee and which may be subject to other terms and conditions. Performance share unit awards entitle the holder thereof to receive, upon vesting, shares (which may be restricted stock) or cash, or a combination thereof.

The holder of restricted stock or performance shares will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares subject to the award. Prior to the settlement of a restricted stock unit award or a performance share unit award, the holder of the award will have no rights as a stockholder with respect to the shares of Common Stock subject to the award.

Unless otherwise specified in the agreement relating to a stock award or in an employment agreement or severance plan or agreement having terms relating to such award, if the employment of the holder of the award terminates, the portion of such award which is unvested as of such termination will be treated as follows:

(i) If the employment of the holder of the award terminates for cause or any reason other than death, disability, retirement or without cause, the portion of the award which is unvested as of such termination will be forfeited.

(ii) If the employment of the holder of the award terminates without cause, (a) in the case of a restricted stock award or restricted stock unit award, the award will vest with respect to the number of shares subject to the award multiplied by a fraction whose numerator is the number of days between the grant date and the holder’s termination date, and whose denominator is the number of days in the vesting period, unless the termination of employment occurs within the 24 month period following a Change in Control and the award was granted before the Change in Control, in which case the holder will vest in full; and (b) in the case of a stock award subject to performance measures, the number of shares subject to the award will be prorated on the holder’s termination date by multiplying the number of shares subject to the award by a fraction whose numerator is the number of days between the grant date and the holder’s termination date, and whose denominator is the number of days in the vesting period (the “Pro-Rata Share Amount”). The holder will vest in all or a portion of the Pro-Rata Share Amount based on actual performance over the entire performance period or satisfaction of performance measures at the target level, whichever results in the holder vesting in a smaller number of shares. Notwithstanding this clause (ii)(b), (x) if the termination of employment occurs within the 24 month period following a Change in Control and the award was granted before the Change in Control, then the holder will vest in the number of shares subject to the award based on satisfaction of all performance measures applicable to the award at the target level; or (y) if a Change in Control occurs following a termination without cause but prior to the end of the performance period, and if in connection with the Change in Control other stockholders receive consideration other than publicly traded common stock, then the holder will vest in the Pro-Rata Share Amount at the target level, or at the Board’s discretion based on actual performance through the date of the Change in Control.

(iii) If the employment of the holder of the award terminates due to death or disability, (a) in the case of a restricted stock award or restricted stock unit award, the portion of the award which is unvested as of the termination date will vest in full; and (b) in the case of a stock award subject to performance measures, the performance period applicable to the award will terminate as of the holder’s termination date, the performance measures will be deemed satisfied at the target level, and the award will vest with respect to the number of shares subject to the award as if target performance had been achieved.

(iv) If the employment of the holder of the award terminates by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), (a) in the case of a restricted stock award or restricted stock unit award, the award will

51

PROXY STATEMENT	Approval of the 2016 Landauer, Inc. Incentive Compensation Plan

vest with respect to the number of shares subject to the award multiplied by a fraction, whose numerator is the number of days between the grant date and the holder’s termination date, and whose denominator is the number of days in the vesting period; and (b) in the case of a stock award subject to performance measures, the performance period applicable to the award will terminate as of the holder’s termination date, the performance measures will be deemed satisfied at the target level, and the holder will vest in a number of shares equal to the number of shares subject to the award as if target performance had been achieved, multiplied by a fraction, whose numerator is the number of days between the grant date and the holder’s termination date, and whose denominator is the number of days in the vesting period.

CASH PERFORMANCE AWARDS. In addition to stock-based awards, the Plan provides for the grant of cash performance awards, which consist of rights, not denominated in shares that entitle the recipients to receive, upon vesting, a specified cash amount or, in lieu thereof, shares, in each case based upon the achievement of performance measures within a specified performance period.

Unless otherwise specified in the agreement relating to a cash performance award or in an employment agreement or severance plan or agreement having terms relating to such award, if the employment of the holder of the award terminates, the portion of the award which is unvested as of such termination will be treated as follows:

(i) If the employment of the holder of the award terminates for cause, or any reason other than death, disability, retirement or without cause, the portion of such award which is unvested as of such termination will be forfeited.

(ii) If the employment of the holder of the award terminates without cause, the performance period applicable to the award will continue through the end of the performance period and the holder will be entitled to the lesser of the amount the holder would have received based on actual performance through the performance period, and the amount the holder would have received based on satisfaction of all performance measures applicable to the award at the target level, in either case, multiplied by a fraction, whose numerator is the number of days between the grant date and the holder’s termination date, and whose denominator is the number of days in the performance period.

(iii) If the employment of the holder of the award terminates by reason of death, disability or retirement on or after age 65 (or prior to age 65 with the consent of the Committee), the performance period applicable to the award will terminate as of such termination of employment and all performance measures applicable to the award will be deemed to have been satisfied at the target level.

PERFORMANCE MEASURES. The vesting of performance share awards, performance share unit awards and cash performance awards will be subject to the satisfaction of performance measures. The vesting of restricted stock awards or restricted stock unit awards and the exercisability of stock options or SARs also may, in the discretion of the Committee, be subject to the satisfaction of performance measures. Performance measures include one or more of: cash flow; return on operating revenue; stock price; return on equity; total stockholder return; return on capital (including return on total capital or return on invested capital); return on assets or net assets; market capitalization; debt leverage (debt to capital); revenue; income or net income; operating income; operating profit or net operating profit; operating margin or profit margin; earnings per share; earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA margin and adjusted EBITDA; cash from operations; operating ratio; operating revenue; customer service; reductions in expense levels; employee productivity; market share; strategic business criteria, consisting of one or more objectives based on meeting specified market share, geographic business expansion goals, objectively identified project milestones, production volume levels, and goals relating to acquisitions or divestitures; debt ratings, debt leverage and debt service; or any combination of the foregoing, as determined by the Committee.

GRANTS OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS TO DIRECTORS. On the date of each annual meeting of stockholders of the Company, each person who is a non-employee director of the Company immediately after such annual meeting of stockholders will be granted such number of shares of restricted stock or such number of restricted stock units as shall be determined by the Committee (which number will be pro-rated if such non-employee director is first elected or begins to serve as a non-employee director on a date other than the date of an annual meeting of stockholders). Notwithstanding the above, the aggregate grant date fair value of the restricted stock or restricted stock units granted to each non-employee director during any fiscal year will not exceed $650,000; provided, however, that (i) this limit will be doubled in the fiscal year during which a non-employee director first commences service on the Board, and (ii) shares of Common Stock provided to a non-employee director in lieu of cash otherwise payable to the non-employee director will be disregarded for purposes of this limit.

52

Approval of the 2016 Landauer, Inc. Incentive Compensation Plan	PROXY STATEMENT

Such restricted stock will vest, or such restricted stock units will vest and will be payable in shares of Common Stock, in accordance with the terms and conditions set forth in the award agreement related to such award. To the extent permitted by the Committee, a director may elect to defer all or any portion of such restricted stock or restricted stock units. Directors will have the right to vote and receive dividends with respect to shares of restricted stock. Restricted stock units will accrue dividend equivalents that will be reinvested in the form of additional restricted stock units and become payable at the same time as the restricted stock units upon which they have accrued.

NON-TRANSFERABILITY. Unless otherwise specified in the agreement relating to an award, no award granted under the Plan will be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company.

CHANGE IN CONTROL. Under the Plan, a Change in Control generally means (i) certain acquisitions of 30% or more of the then outstanding shares of Common Stock, (ii) a change in the Board resulting in the incumbent directors ceasing to constitute at least a majority of the Board, (iii) the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company’s stockholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a liquidation or dissolution of the Company.

In the event of a Change in Control pursuant to clauses (i) or (ii), or pursuant to clauses (iii) and (iv) in which stockholders receive consideration other than publicly traded common stock, the Board may in its sole discretion provide that (a) each outstanding award will be assumed or replaced with an award of substantially equivalent value, or (b) all outstanding awards will be surrendered to the Company in exchange for a cash payment.

In the event of a Change in Control pursuant to clauses (iii) or (iv) above in which stockholders receive publicly traded common stock, the Board may, in its sole discretion provide that any, all or none of the following will occur: (a) all outstanding options and SARs immediately will become exercisable in full, (b) all other awards immediately will vest, (c) the performance period applicable to any outstanding performance share, performance share unit or cash performance award shall lapse, (d) the performance measures applicable to any outstanding award will be deemed satisfied at the target level or based on actual performance through the date of the Change in Control, and/or (e) each option, SAR and other award will be substituted and will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

EFFECTIVE DATE, TERMINATION AND AMENDMENT. If approved by stock-holders at the annual meeting, the Plan will become effective as of the date of the annual meeting and will terminate 10 years after its effective date, unless terminated earlier by the Board. If approved, the Plan will supersede and replace the Existing Plan, provided, however, that the Existing Plan will remain in effect with respect to all outstanding awards granted under the Existing Plan until those awards have been exercised, forfeited, cancelled, expired or otherwise terminated in accordance with their terms. The Board may amend the Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the NYSE.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the Plan. This summary is based on the U.S. federal income tax laws as in effect on January 1, 2016. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Plan. Each participant is advised to consult with his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

SECTION 162(m) OF THE CODE. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer and the corporation’s three most highly compensated executive officers other than the chief executive officer and the chief financial officer. However, “qualified performance-based compensation” is not subject to the $1 million deduction limit. To qualify as qualified performance based-compensation, the following requirements must be satisfied: (i) the performance goals must be determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under

53

PROXY STATEMENT	Approval of the 2016 Landauer, Inc. Incentive Compensation Plan

which the compensation is to be paid, including the employees eligible to receive compensation, the business criteria on which the performance goals are based and either the maximum amount of compensation that could be paid to any employee or the formula used to calculate the amount of compensation to be paid to the employee if the performance goal is attained, must be approved by the corporation’s stockholders, and (iii) the committee certifies that the applicable performance goals are satisfied before payment of any qualified performance-based compensation is made. The Compensation Committee, which will administer the Plan if approved, currently consists solely of “outside directors” for purposes of Section 162(m) of the Code. As a result, certain compensation under the Plan, such as that payable with respect to options and SARs, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the Plan, such as any Stock Award that is not subject to performance measures set forth in the Plan, would be subject to such limit.

STOCK OPTIONS. A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount of gain realized upon such disposition and (ii) the excess of the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

SARs. A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at such time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. This amount is deductible by the Company as compensation expense.

RESTRICTED STOCK AND PERFORMANCE SHARES. A participant will not recognize taxable income at the time restricted stock or performance shares are granted and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock or performance shares for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

RESTRICTED STOCK UNITS, PERFORMANCE SHARE UNITS AND CASH PERFORMANCE AWARDS. A participant will not recognize taxable income at the time restricted stock units, performance share units or cash performance awards are granted and the Company will not be entitled to a tax deduction at such time. Upon the settlement of these awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply.

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Approval of the 2016 Landauer, Inc. Incentive Compensation Plan	PROXY STATEMENT

NEW PLAN BENEFITS

Given that all awards under the Plan will be granted at the discretion of the Committee, the number of options, stock awards and other forms of awards that will be granted under the Plan is not currently determinable.

REQUIRED VOTE

The approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Approval of the Plan includes approval of the material terms under which compensation under the Plan is to be paid for purposes of Section 162(m) of the Code.

Approval of the 2016 Landauer, Inc. Incentive Compensation Plan

The Board of Directors recommends a vote FOR the approval of the 2016 Landauer, Inc. Incentive Compensation Plan.

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PROXY STATEMENT	Stockholder Proposals

STOCKHOLDER PROPOSALS

Proposals to be presented by stockholders at the Annual Meeting scheduled for February 16, 2017 must be received by Landauer not later than September 14, 2016 in order to be considered for inclusion in Landauer’s Proxy Statement and form of proxy relating to that meeting. Such proposals may be included in next year’s Proxy Statement if they comply with certain rules and regulations of the SEC. In addition, under Landauer’s by-laws, nominations for directorships and stockholder proposals to be acted on at the 2016 Annual Meeting only may be made pursuant to written notice received at Landauer’s principal office on or after November 20, 2016 and on or before December 20, 2016.

Landauer’s by-laws provide that notice of a stockholder nomination for director must set forth, as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected. Such notice must also set forth, as to the stockholder making the nomination, (i) the name and record address of such stockholder, (ii) the class and number of shares of capital stock of the corporation that are beneficially owned by such stockholder, and (iii) certain other descriptions of any agreement or arrangement with respect to the nomination between the stockholder and beneficial owner, if any. If the chairman of the stockholder meeting determines that a stockholder nomination was not made in accordance with the procedure set forth in the bylaws, he shall so declare to the meeting and the defective nomination shall be disregarded.

Nominations for director and stockholder proposals should be directed to Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425-1586; Attention: Corporate Secretary.

56

Miscellaneous	PROXY STATEMENT

MISCELLANEOUS

The Board of Directors does not know of any business that will come before the meeting except the matters described in the notice. If other business is properly presented for consideration at the meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

In the event that a quorum is not present when the meeting is convened, it is intended that the proxies will be voted in favor of adjourning the meeting from time to time until a quorum is obtained.

DANIEL J. FUJII

Vice President, Chief Financial Officer and Secretary

January 12, 2016

57

2016 Incentive Compensation Plan	PROXY STATEMENT

EXHIBIT A

LANDAUER, INC.

2016 INCENTIVE COMPENSATION PLAN

I. INTRODUCTION

1.1 Purposes. The purposes of the Landauer, Inc. 2016 Incentive Compensation Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the best interests of the Company’s stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

1.2 Certain Definitions.

“Agreement” shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Cash Performance Award” shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, a specified cash amount or, in lieu thereof, shares of Common Stock having a Fair Market Value equal to such cash amount.

“Cause” shall mean any willful act of dishonesty, conviction of a felony, significant activities harmful to the reputation or business of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company, in each case as determined by not less than two-thirds of the members of the Board.

“Change in Control” shall have the meaning set forth in Section 6.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board, consisting of three or more members of the Board, each of whom shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) “independent” within the meaning of the rules of the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $.10 per share, of the Company.

“Company” shall mean Landauer, Inc., a Delaware corporation, or any successor thereto.

“Disability” shall mean the inability of the holder of an award to perform the essential functions such holder’s position, with or without reasonable accommodation, for a continuous period of at least six months, as determined solely by the Committee.

“Employment Termination Date” shall mean, in the case of the termination by the Company of an employee’s employment, the date specified in the Company’s written notice to such employee of such employee’s termination of employment or, if no date is specified in such notice, the date that the Company notifies such employee in writing of such termination of employment and, in the case of the termination by an employee of employment with the Company, the date specified in such employee’s written notice to the Company of such employee’s termination of employment or, if no date is specified in such notice, the date on which the Company shall first receive written notification from such employee of such termination of employment.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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PROXY STATEMENT	2016 Incentive Compensation Plan

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on the New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Board” shall have the meaning set forth in Section 6.8(b)(2).

“Measurement Date” shall mean the last day of a Performance Period, as set forth in an Agreement.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Non-Statutory Stock Option” shall mean a stock option which is not an Incentive Stock Option.

“Outstanding Common Stock” shall have the meaning set forth in Section 6.8(b)(1).

“Outstanding Voting Securities” shall have the meaning set forth in Section 6.8(b)(1).

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the holder’s receipt, in the case of a Restricted Stock Award or a Performance Share Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or a Performance Share Unit Award, of the shares of Common Stock subject to such award or of payment with respect to such award, or, in the case of a Cash Performance Award, of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall include one or more of the following: cash flow; return on operating revenue; stock price; return on equity; total stockholder return; return on capital (including return on total capital or return on invested capital); return on assets or net assets; market capitalization; debt leverage (debt to capital); revenue; income or net income; operating income; operating profit or net operating profit; operating margin or profit margin; earnings per share; earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA margin and adjusted EBITDA; cash from operations; operating ratio; operating revenue; customer service; reductions in expense levels; employee productivity; market share; strategic business criteria, consisting of one or more objectives based on meeting specified market share, geographic business expansion goals, objectively identified project milestones, production volume levels, and goals relating to acquisitions or divestitures; debt ratings, debt leverage and debt service; or any combination of the foregoing. In the sole discretion of the Committee and to the extent permitted under Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of asset write downs; litigation, claims, judgments or settlements; accruals for reorganization and restructuring programs; unusual or nonrecurring events affecting the Company or its financial statements (including any objectively determinable legal, integration, or deal-related costs in connection therewith); or changes in law or accounting principles.

“Performance Option” shall mean an Incentive Stock Option or Non-Statutory Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

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2016 Incentive Compensation Plan	PROXY STATEMENT

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Performance Share” shall mean a share of Common Stock, the vesting of which is subject to the attainment of specified Performance Measures within a specified Performance Period.

“Performance Share Award” shall mean an award of Performance Shares under this Plan.

“Performance Share Unit” shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

“Performance Share Unit Award” shall mean an award of Performance Share Units under this Plan.

“Permanent and Total Disability” shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Share Award or a Performance Share Unit Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 6.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Share Units and (iv) Cash Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to

A-3

PROXY STATEMENT	2016 Incentive Compensation Plan

such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units and the number of Performance Share Units subject to such an award, the exercise price or base price associated with the award, the amount payable under the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at the time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. Except as otherwise required in the definition of the term “Cause” in Section 1.2, the acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees and nonemployee directors, and persons expected to become officers, other employees and nonemployee directors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

1.5 Shares Available. Subject to adjustment as provided in Section 6.7, 700,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Cash Performance Awards. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a Tandem SAR), Free-Standing SAR or Stock Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares of Common Stock shall again be available under this Plan.

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 200,000, subject to adjustment as provided in Section 6.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures may be granted during any fiscal year of the Company to any

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2016 Incentive Compensation Plan	PROXY STATEMENT

person shall be 200,000, subject to adjustment as provided in Section 6.7, and (iii) the maximum amount that may be payable to any person under a Cash Performance Award granted with respect to a particular Performance Period shall be $2,500,000.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a Non-Statutory Stock Option or an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount of the required payment, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

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PROXY STATEMENT	2016 Incentive Compensation Plan

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

(b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR may be exercised later than 10 years after its date of grant; provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

2.3 Termination of Employment. (a) Disability. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder’s Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

(b) Retirement. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee) each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder’s Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

(c) Death. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to

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2016 Incentive Compensation Plan	PROXY STATEMENT

such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; provided, however, that, in the event that the date of death is less than six months prior to such expiration date, such holder’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

(d) Other Termination. If the employment with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on such holder’s Employment Termination Date.

Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR or in an employment agreement or severance plan or agreement having terms relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on such holder’s Employment Termination Date and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after such holder’s Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

(e) Death Following Termination of Employment. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the period set forth in Section 2.3(a) following termination of employment by reason of Disability, or if the holder of an option or SAR dies during the period set forth in Section 2.3(b) following termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), or if the holder of an option or SAR dies during the period set forth in Section 2.3(d) following termination of employment for any reason other than Disability or retirement on or after age 65 (or prior to age 65 with the consent of the Committee) (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder’s death and may thereafter be exercised by the holder’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; provided, however, that, in the event that the date of death is less than six months prior to such expiration date, such holder’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

(f) Termination of Employment—Incentive Stock Options. Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after such optionee’s Employment Termination Date by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

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PROXY STATEMENT	2016 Incentive Compensation Plan

If the employment with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee’s termination of employment. If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee’s termination of employment and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after such optionee’s Employment Termination Date and (ii) the expiration date of the term of such option.

If the holder of an Incentive Stock Option dies during the period set forth in the first paragraph of this Section 2.3(f) following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the period set forth in the third paragraph of this Section 2.3(f) following termination of employment for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee’s death and may thereafter be exercised by the optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

2.4 No Repricing. Notwithstanding anything in this Plan to the contrary and subject to Section 6.7, without the approval of the stockholders of the Company the Committee will not amend or replace any previously granted option or SAR in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Share Award or a Performance Share Unit Award.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Delivery of Shares. During the Restriction Period, the shares subject to a Restricted Stock Award shall be registered in the holder’s name. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), the restrictions applicable to the shares subject to a Restricted Stock Award shall lapse and, unless otherwise provided in the Agreement relating to the Restricted Stock Award, and subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, the shares shall be delivered to the holder by the book entry method. Alternatively, the Committee, in its discretion, may choose to issue stock certificates for such shares.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award

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2016 Incentive Compensation Plan	PROXY STATEMENT

shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award. A Restricted Stock Unit Award shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

3.4 Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Performance Share Award and the Performance Measures and Performance Period applicable to a Performance Share Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of the shares of Common Stock subject to such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Delivery of Shares. During the Performance Period, the shares subject to a Performance Share Award shall be registered in the holder’s name. Upon termination of any applicable Performance Period (and the satisfaction or attainment of applicable Performance Measures), the restrictions applicable to the shares subject to a Performance Share Award shall lapse and, unless otherwise provided in the Agreement relating to the Performance Share Award, and subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, the shares shall be delivered to the holder by the book entry method. Alternatively, the Committee, in its discretion, may choose to issue stock certificates for such shares.

(d) Rights with Respect to Performance Share Awards. Unless otherwise set forth in the Agreement relating to a Performance Share Award, and subject to the terms and conditions of a Performance Share Award, the holder of such award shall have rights as a stockholder of the Company, including, but not limited to, voting rights and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that any distribution

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PROXY STATEMENT	2016 Incentive Compensation Plan

with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.5 Terms of Performance Share Unit Awards. Performance Share Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Performance Share Unit Award and the Performance Measures and Performance Period applicable to a Performance Share Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Share Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Share Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of the shares of Common Stock subject to such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Share Unit Awards. The Agreement relating to a Performance Share Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Performance Share Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award. A Performance Share Unit Award shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

3.6 Termination of Employment. (a) Disability or Death. Unless otherwise specified in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of such award terminates by reason of death or Disability:

(i) in the case of a Restricted Stock Award or Restricted Stock Unit Award, the portion of the Restricted Stock Award or Restricted Stock Unit Award which is unvested as of such holder’s Employment Termination Date shall vest in full, and

(ii) in the case of a Performance Share Award or Performance Share Unit Award, the Performance Period applicable to such award shall terminate as of such holder’s Employment Termination Date and all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level with respect to the number of shares of Common Stock subject to such award.

(b) Retirement. Unless otherwise specified in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of such award terminates by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee):

(i) in the case of a Restricted Stock Award or Restricted Stock Unit Award, the award shall vest with respect to the number of shares of Common Stock subject to the award multiplied by a fraction whose numerator is the number of days between the date of the award and the date on which the holder’s employment terminates (including the date of such termination) and the denominator of which is the number of days in the vesting period, and

(ii) in the case of a Performance Share Award or Performance Share Unit Award, the Performance Period applicable to such award shall terminate as of such holder’s Employment Termination Date and all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level with respect to the number of shares of Common Stock subject to such award, and the award shall vest with respect to the number of shares of Common Stock subject to the award multiplied by a fraction whose numerator is the number of days between the date of the award and the date on which the holder’s employment terminates (including the date of such termination) and the denominator of which is the number of days in the Performance Period.

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2016 Incentive Compensation Plan	PROXY STATEMENT

(c) Termination for Cause. Unless otherwise set forth in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of a Stock Award terminates for Cause, the portion of the Stock Award which is unvested as of such holder’s Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.

(d) Termination without Cause. Unless otherwise specified in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of such award is terminated by the Company without Cause:

(i) in the case of a Restricted Stock Award or Restricted Stock Unit Award, the award shall vest with respect to the number of shares of Common Stock subject to the award multiplied by a fraction whose numerator is the number of days between the date of the award and the date on which the holder’s employment terminates (including the date of such termination) and the denominator of which is the number of days in the vesting period, unless such termination of employment occurs within the twenty-four (24) month period following a Change in Control and such award was granted before such Change in Control, in which case the holder shall vest in full; and

(ii) in the case of a Performance Share Award or Performance Share Unit Award, the number of shares of Common Stock subject to such award shall be prorated by multiplying the number of shares of Common Stock subject to the award by a fraction, the numerator of which is the number of days between the Grant Date and the Employment Termination Date (including the date of such termination) and the denominator of which is the number of days between the Grant Date and the Measurement Date (the “Pro-Rata Share Amount”). The number of shares of Common Stock subject to the award less the Pro-Rata Share Amount shall be immediately forfeited as of the Employment Termination Date. Vesting of the Pro-Rata Share Amount shall be determined as of the Measurement Date, taking into account performance over the entire Performance Period. As of the Measurement Date, the holder shall vest in a portion of the Pro-Rata Share Amount determined based on the following, whichever results in the holder vesting in a smaller number of shares of Common Stock: (A) actual performance and satisfaction of any applicable Performance Measures, as determined by the Committee, or (B) performance and satisfaction of applicable Performance Measures at the target level. Notwithstanding this provision, (x) if such termination of employment occurs within the twenty-four (24) month period following a Change in Control and such award was granted before such Change in Control, then the holder shall vest in the number of shares of Common Stock subject to the award at the target level (regardless of actual performance) as of the date of such termination of employment, and (y) if a Change in Control occurs following such a termination of employment but prior to the Measurement Date, and if in connection with such Change in Control holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, then the holder shall vest, as of the date of such Change in Control, in the Pro-Rata Share Amount at the target level or, at the Board’s discretion, based on the actual performance attained through the date of such Change in Control (as determined by the Board).

(e) Other Terminations. If the holder ceases to be employed by the Company for any reason not described in paragraphs (a) through (d) of this Section, each share of Common Stock subject to the award which has not vested prior thereto shall be forfeited by the holder and shall be transferred, without payment of any consideration to the holder, to the Company (or its assignee or nominee) and all rights of the holder to or with respect to such share of Common Stock shall terminate.

IV. CASH PERFORMANCE AWARDS

4.1 Cash Performance Awards. The Committee may, in its discretion, grant Cash Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Cash Performance Awards. Cash Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Amount of Award and Performance Measures. The amount payable under a Cash Performance Award and the Performance Measures and Performance Period applicable to a Cash Performance Award shall be determined by the Committee.

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PROXY STATEMENT	2016 Incentive Compensation Plan

(b) Vesting and Forfeiture. The Agreement relating to a Cash Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Cash Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Cash Performance Awards. The Agreement relating to a Cash Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Cash Performance Award is settled in shares of Restricted Stock, shares of Common Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Cash Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company. A Cash Performance Award shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

4.3 Termination of Employment. (a) Disability, Retirement or Death. Unless otherwise set forth in the Agreement relating to a Cash Performance Award or in an employment agreement or severance plan or agreement having terms relating to a Cash Performance Award, if the employment with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee) or death, the Performance Period applicable to such award shall terminate as of such holder’s Employment Termination Date and all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level with respect to the Cash Performance Award.

(b) Termination for Cause. Unless otherwise set forth in the Agreement relating to a Cash Performance Award or in an employment agreement or severance plan or agreement having terms relating to a Cash Performance Award, if the employment with the Company of the holder of a Cash Performance Award terminates for Cause, the portion of the Cash Performance Award which is unvested as of such holder’s Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.

(c) Termination without Cause. Unless otherwise set forth in the Agreement relating to a Cash Performance Award or in an employment agreement or severance plan or agreement having terms relating to a Cash Performance Award, if the employment with the Company of the holder of such award is terminated by the Company without Cause, the Performance Period applicable to such award shall continue through the end of such Performance Period, and the holder shall be entitled to the lesser of (A) the amount the holder would have been entitled to receive, if any, based on actual performance and satisfaction of any applicable Performance Measures, as determined by the Committee, and (B) the amount the holder would have been entitled to receive if the applicable Performance Measures were satisfied at the target level, in each case, determined as of the last day of the Performance Period and multiplied by a fraction, the numerator of which is the number of days between the Grant Date and the holder’s Employment Termination Date (including the date of such termination) and the denominator of which is the number of days between the grant date of such award and the last day of the Performance Period.

(d) Other Terminations. Unless otherwise set forth in the Agreement relating to a Cash Performance Award or in an employment agreement or severance plan or agreement having terms relating to a Cash Performance Award, if the employment with the Company of the holder of a Cash Performance Award terminates for any reason not described in paragraphs (a) through (c) of this Section, the portion of the Cash Performance Award which is unvested as of such holder’s Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.

V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

5.1 Eligibility. Each Non-Employee Director shall be granted Restricted Stock Awards or Restricted Stock Unit Awards in accordance with this Article V.

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2016 Incentive Compensation Plan	PROXY STATEMENT

5.2 Grants of Restricted Stock or Restricted Stock Units. Each Non-Employee Director shall be granted Restricted Stock Awards or Restricted Stock Unit Awards as follows:

(a) Time of Grant. On the date of each annual meeting of stockholders of the Company, each person who is a Non-Employee Director immediately after such annual meeting of stockholders shall be granted such number of shares of Restricted Stock or such number of Restricted Stock Units as shall be determined by the Committee, in its discretion (which number shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employee Director on a date other than the date of an annual meeting of stockholders). Notwithstanding the above, the aggregate grant date fair value of Restricted Stock Awards or Restricted Stock Unit Awards that may be granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $650,000, provided, however, that (i) the limit set forth in this sentence shall be multiplied by two in the year in which a Non-Employee Director commences service on the Board and (ii) shares of Common Stock provided to Non-Employee Directors in lieu of cash otherwise payable to a Non-Employee Director pursuant to the Plan or otherwise shall be disregarded for purposes of this limitation.

(b) Vesting. Except as otherwise provided in this Article V and in Section 6.8, Restricted Stock and Restricted Stock Units granted pursuant to this Article V shall vest in accordance with the terms and conditions as determined by the Board and set forth in the Agreement relating to such Restricted Stock Award or Restricted Stock Unit Award.

(c) Deferral. To the extent permitted by the Committee, a Non-Employee Director may elect to defer receipt of all or any portion of the shares of Restricted Stock or payment of all or any portion of the Restricted Stock Units that are granted pursuant to this Article V in accordance with rules established by the Committee. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.

5.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following additional terms and conditions:

(a) Delivery of Shares. Shares of Restricted Stock granted pursuant to this Article V shall be issued subject to the terms and conditions set forth in Section 3.2(c).

(b) Rights with Respect to Restricted Stock Awards. The holder of a Restricted Stock Award granted pursuant to this Article V shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

5.4 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following additional terms and conditions:

(a) Dividend Equivalents. Restricted Stock Units shall accrue dividend equivalents at the same rate and at the same times as cash dividends are paid on shares of Common Stock. Such dividend equivalents shall be retained by the Company on behalf of the Non-Employee Director, reinvested in the form of additional Restricted Stock Units and become payable at the same time and in the same manner as the Restricted Stock Units upon which they shall have accrued.

(b) Settlement. Subject to Section 5.2(c), as of the date of vesting of any Restricted Stock Unit granted to a Non-Employee Director pursuant to this Article V, such Restricted Stock Unit shall be converted into the right to receive one share of Common Stock. As soon as practical thereafter the Company shall (i) issue one share of Common Stock to such Non-Employee Director for each whole Restricted Stock Unit which shall have vested and (ii) pay to such Non-Employee Director a cash amount in lieu of any fractional Restricted Stock Unit which shall have vested. Restricted Stock Unit Awards granted to a Non-Employee Director pursuant to this Article V shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

(c) No Stockholder Rights. Prior to the settlement of a Restricted Stock Unit Award granted pursuant to this Article V, the holder of such Restricted Stock Unit Award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

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PROXY STATEMENT	2016 Incentive Compensation Plan

5.5 Termination of Directorship.

(a) Disability. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company by reason of Disability, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

(b) Retirement. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company on or after age 70, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

(c) Death. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company by reason of death, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

(d) Other Termination. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company for any reason other than Disability, ceasing to be a director on or after age 70 or death, each share of Restricted Stock or each Restricted Stock Unit subject to such award which has not vested prior thereto shall be forfeited and all rights of such Non-Employee Director to or with respect to such share of Restricted Stock or such Restricted Stock Unit shall terminate.

VI. GENERAL

6.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2016 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, shall become effective on the date of such approval. Once effective, this Plan shall supersede and replace the Landauer Inc., Incentive Compensation Plan (the “Prior Plan”); provided that, the Prior Plan shall remain in effect with respect to all outstanding awards granted under the Prior Plan until such awards have been exercised, forfeited, cancelled, expired or otherwise terminated in accordance with the terms of such awards. This Plan shall terminate 10 years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

6.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the New York Stock Exchange, or, if the Common Stock is not listed on the New York Stock Exchange, any rule of the principal national stock exchange on which the Common Stock is then traded; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

6.3 Agreement. Each Stock Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No Stock Award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

6.4 Non-Transferability. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

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2016 Incentive Compensation Plan	PROXY STATEMENT

6.5 Tax Withholding and Other Settlements in Lieu of Taxes. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

6.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

6.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the terms of each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award and Performance Share Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Cash Performance Award, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company pursuant to a Performance Share Award or a Performance Share Unit Award to any one grantee, the maximum amount that may be payable pursuant to any Cash Performance Award granted to any one grantee with respect a particular Performance Period, and the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to Non-Employee Directors pursuant to Article V shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

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PROXY STATEMENT	2016 Incentive Compensation Plan

6.8 Change in Control.

(a)(1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, the Board may, in its sole discretion, provide that any, all, or none of the following shall occur: (i) outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share, Performance Share Unit or Cash Performance Award shall lapse, (iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the target level or, at the Board’s discretion, based on the actual performance attained through the date of the Change in Control (as determined by the Board) or (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

(2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, the Board may, in its sole discretion, provide that any, all or none of the following shall occur: (i) each outstanding award shall be assumed or replaced with an award of substantially equivalent value (as determined by the Board), or (ii) each outstanding award shall be surrendered to the Company by the holder thereof, and each such surrendered award shall immediately be canceled by the Company, and the holder shall receive, within 10 days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (A) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (I) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (II) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (B) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (I) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (II) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (C) in the case of a Stock Award, the number of shares of Common Stock, then subject to such award (calculated in the manner set forth in clause (iv) of Section 6.8(a)(1) in the case of a Performance Share Award or Performance Share Unit Award), multiplied by the greater of (I) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (II) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, and (D) in the case of a Cash Performance Award, the amount payable under such award, which shall be calculated at the target level or at the Board’s discretion, based on the actual performance attained through the date of the Change in Control (as determined by the Board). Further, in the event of a Change in Control, if the Board causes each outstanding option to be surrendered, each Tandem SAR shall also be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option.

(b) “Change in Control” shall mean:

(1) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of Common Stock (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any

A-16

2016 Incentive Compensation Plan	PROXY STATEMENT

corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 6.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 30% or more of the Outstanding Common Stock or 30% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(2) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) the consummation of a plan of complete liquidation or dissolution of the Company.

6.9 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion and consistent with the requirements of Section 409A of the Code.

6.10 No Right of Participation or Employment. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

6.11 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

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PROXY STATEMENT	2016 Incentive Compensation Plan

6.12 Designation of Beneficiary. A holder of an award may file with the Committee a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person.

6.13 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

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VOTE BY INTERNET - www.proxyvote.com
LANDAUER, INC. 2 SCIENCE ROAD GLENWOOD, IL 60425-1586

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, February 17, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, February 17, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M98805-Z67015 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LANDAUER, INC.

The Board of Directors recommends that you vote FOR the election of the nominees for Director listed in Proposal 1 and FOR Proposals 2, 3 and 4.
1.	Election of Directors

	Nominees:	For	Against	Abstain

	1a. Jeffrey A. Bailey	☐	☐	☐

	1b. Michael P. Kaminski	☐	☐	☐

	1c. Michael T. Leatherman	☐	☐	☐

	1d. David E. Meador	☐	☐	☐

					For	Against	Abstain

2. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2016.					☐	☐	☐

3. To approve, by non-binding advisory vote, executive compensation.					☐	☐	☐

4. To approve the 2016 Landauer, Inc. Incentive Compensation Plan.					☐	☐	☐

NOTE: Please sign as your name appears hereon. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY

LANDAUER, INC.

Shares Owned Through the Landauer, Inc.

401(k) Retirement Savings Plan

If shares of Landauer, Inc. Common Stock are issued to or held for the account of the undersigned under the Landauer, Inc. 401(k) Retirement Savings Plan, the undersigned hereby directs New York Life Trust Company, Trustee, to vote, as directed on this card, the shares of Landauer, Inc. Common Stock which are allocated to the undersigned’s account, at the Annual Meeting of Stockholders and at any adjournments thereof. In its discretion the Trustee is authorized to vote upon any other business that properly may come before the meeting. These instructions shall be held in the strictest confidence by the Trustee. If no direction is made, the Trustee will vote allocated shares for which it receives no instructions in the same proportion as the allocated shares for which voting instructions have been received.

Your voting instructions must be received by the Trustee by 8:00 AM Eastern Time on Tuesday, February 16, 2016, to allow sufficient time for processing.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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M98806-Z67015

PROXY

LANDAUER, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, February 18, 2016

10:00 A.M. Local Time

8755 West Higgins Road

Chicago, Illinois

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. Cronin and Michael T. Leatherman, and each of them, the attorneys and proxies of the undersigned, with power of substitution to vote all the shares of Landauer, Inc. Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on February 18, 2016, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of the nominees for Director listed in Proposal 1 and FOR Proposals 2, 3 and 4. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other business as may properly come before the Annual Meeting.

Please complete, sign and date on reverse side and mail in enclosed envelope.